kind and whether or not such Obligations are specifically contemplated as of the date hereof. The absence of any reference to this Agreement in any documents, instruments or agreements evidencing or relating to any Obligation secured hereby shall not limit or be construed to limit the scope or applicability of this Agreement.

      The Bank acknowledges that, without the prior consent of the lessors, which consent has not been obtained as of the date of this Agreement, the Company is prohibited from assigning or pledging its interests in certain equipment, or its interests as lessee, under the terms of certain equipment leases for the property identified in Exhibit B attached hereto.

4.2   Representations and Covenants Regarding the
Collateral. The Company represents, warrants and covenants as follows: The Company (a) except for the security interests granted hereby, any liens set forth in Exhibit B, and liens permitted by this Agreement, is, or as to Collateral arising or to be acquired after the date hereof, shall be, the sole and exclusive owner of the Collateral, and the Collateral is and shall remain free from any and all liens, security interests, encumbrances, claims and interests, and no security agreement, financing statement, equivalent security or lien instrument or continuation statement covering any of the Collateral is on file or of record in any public office; (b) shall not create, permit or suffer to exist, and shall take such action as is necessary to remove, any claim to or interest in or lien or encumbrance upon the Collateral except the security interest granted hereby and any liens or encumbrances set forth in Exhibit B, and shall defend the right, title and interest of the Bank in and to the Collateral against all claims and demands of all persons and entities at any time claiming the same or any interest therein; (c) shall maintain its principal place of business and chief executive office at the address set forth in paragraph 9.1 of this Agreement, and the records concerning the Collateral shall be kept at that address unless the Bank shall give its prior written consent otherwise; (d) unless the Bank shall give its prior written consent otherwise, shall keep the Collateral at the locations set forth in Exhibit C attached hereto and maintain no other place of business or place where Collateral is located, except as shown in Exhibit C attached hereto; (e) shall deliver to the Bank at least thirty
(30) days prior to the occurrence of any of the following events, written notice of such impending events: (i) a change in the principal place of business or chief executive office;
(ii) the opening or closing of any place of business; or (iii) a change in name, identity or corporate structure.

4.3 Lockbox and Collection of Accounts. The Company shall cause all of its accounts to be collected through a lockbox arrangement with the Bank and shall execute lockbox agreements in form and substance satisfactory to the Bank. Upon the occurrence of an Event of Default, the Bank may notify Account Debtors on any Collateral that the Collateral has been assigned to the Bank and shall be paid to the Bank through the lockbox or otherwise. Upon request of the Bank at any time after the occurrence of an Event of Default, the Company agrees to notify such Account Debtors and indicate on all billings that the accounts are payable to the Bank.

4.4 Cash Collection Account. The collections through the lockbox arrangement and all collections by means of credit card sales shall be deposited into a cash collection account maintained with the Bank (the "Cash Collection Account"), over which the Bank alone shall have the power of withdrawal. If the Company makes collections on any of the Collateral, it shall hold in trust for the Bank the proceeds received from collections, and turn over all checks, drafts, cash and other remittances and proceeds to the Bank each business day in the exact form in which they are received, together with a collection report in a form acceptable to the Bank. Said proceeds shall be deposited in the Cash Collection Account. In the absence of an Event of Default or Pending Default, the Bank shall apply the whole or any part of funds that have been deposited into the Cash Collection Account against the principal and/or interest of the Revolving Loan and the balance, if any, of such funds shall be paid over and applied by the Bank to the Company's commercial account. Upon the occurrence of an Event of Default, the Bank in its discretion may apply the whole or any part of the collected funds on deposit in the Cash Collection Account against the principal and/or interest of the Loan or any other indebtedness or Obligations, any portion of said funds on deposit in the Cash Collection Account which the Bank elects not to apply to the Obligations may be paid over and deposited by Bank to the Company's commercial account.

4.5 Application of Proceeds from Collection of Accounts; Setoff; Government Accounts; Perfection; Lien Notation. All amounts received by the Bank representing payment of Accounts or proceeds from the sale of Inventory or of the Collateral may be applied by the Bank to the payment of the Obligations in such order of preference as the Bank may determine; provided, however, that in the absence of an Event of Default or a Pending Default, the Bank shall not apply such amounts to the payment of the Term Loan or any portion thereof to the extent that such Term Loan, or any portion thereof, is not due and payable. The Company also authorizes the Bank at any time after the occurrence of an Event of Default, without notice, to appropriate and apply any balances, credits, deposits, accounts or money of the Company in the Bank's possession, custody or control to the payment of any of the Obligations whether or not the Obligations are due or matured. Except with respect to Accounts producing a maximum aggregate indebtedness not to exceed $50,000.00 from AAFES, if any of the Accounts arise out of contracts with or orders from the United States or any department, agency or instrumentality thereof, the Company shall immediately (i) notify the Bank thereof in writing and
(ii) execute any instrument and take any steps which the Bank deems necessary pursuant to the Federal Assignment of Claims Act of 1940, as amended (41 USC Section 15) in order that all money due and to become due under such contract or order shall be assigned to the Bank. The Company agrees to execute, deliver, file and record all such notices, affidavits, assignments, financing statements and other instruments as shall in the good faith judgment of the Bank be necessary or desirable to evidence, validate and perfect the security interest of the Bank in the Accounts. If certificates of title are issued or outstanding with respect to any Inventory or Equipment, the Company will cause the interest of the Bank to be properly noted thereon at the Company's expense.

4.6 Collateral Insurance. The Company shall have and maintain insurance at all times with respect to all Inventory and Equipment insuring against risks of fire (including so-called extended coverage), explosion, theft, sprinkler leakage and such other casualties as the Bank may designate, containing such terms, in such form, for such amounts, for such periods and written by such companies as may be satisfactory to the Bank, and each such policy shall contain a clause or endorsement satisfactory to the Bank that names the Bank as additional insured and loss payee, as its interests may appear, and that provides that no act, default or breach of warranty or condition of the insured or any other person shall affect the right of the Bank to recover under such policy or policies of insurance or to pay any premium in whole or in part relating thereto. All policies of insurance shall provide for thirty

(30) days' written minimum notice of cancellation or alteration to the Bank. The Company shall deliver to the Bank certified copies of all policies of insurance and evidence of the payment of all premiums therefor. The Company hereby irrevocably appoints the Bank (and any of the Bank's officers, employees or agents designated by the Bank) as attorney in obtaining and cancelling such insurance and in making, settling and adjusting all claims under such policies of insurance, endorsing any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect to such policies of insurance; provided, however, that the Bank shall not exercise the power of attorney granted by this section until and unless
(a) an Event of Default shall have occurred or (b) an event of loss shall have occurred, and the Bank in good faith deems that the Company is not diligently pursuing its claims. In the event of failure to provide insurance as herein provided, the Bank may, at its option, provide such insurance, and the Company shall pay to the Bank, upon demand, the cost thereof. Should said sum not be paid to the Bank upon demand, interest shall accrue thereon from the date of demand until paid in full at the highest rate set forth in any document or instrument evidencing any of the Obligations.

4.7 Books and Records. The Company shall at all times keep accurate and complete records of the Collateral, including without limitation a perpetual inventory and complete and accurate stock records, and at all reasonable times and from time to time, shall allow the Bank, by or through any of its officers, agents, attorneys or accountants, to examine, inspect and make extracts from such books and records and to arrange for verification of the Collateral directly with Account Debtors or by other methods and to examine and inspect the Collateral wherever located. In addition, upon request of the Bank, the Company shall provide the Bank with copies of agreements with, purchase orders from, and invoices to, the Account Debtors, and copies of all shipping documents, delivery receipts, and such other documentation and information relating to the Collateral as the Bank may require.

4.8 Collateral Administration and Warranties Regarding the Inventory and the Accounts. (a) The Company shall promptly perform, on request of the Bank, such acts as the Bank may in good faith determine to be necessary or advisable to create, perfect, maintain, preserve, protect and continue the perfection of any lien and security interest provided for in this Agreement or otherwise to carry out the intent of this Agreement, including, without limitation, (i) obtaining waivers or other similar documents reasonably necessary to permit the enforcement of the remedies of the Bank hereunder, (ii) delivering to the Bank warehouse receipts covering any portion of the Inventory located in warehouses and for which warehouse receipts are issued, (iii) after the occurrence of an Event of Default, transferring Inventory to warehouses designated by the Bank or leasing warehouses containing the Inventory to the Bank or its designee, (iv) delivering to the Bank copies, and originals upon the Bank's request, of all letters of credit on which the Company is named beneficiary, and (vi) if any Inventory is at any time in the possession or control of a warehouseman, bailee or any agent, notifying such person of the Bank's lien and security interest in the Collateral and, upon the Bank's request, instructing such persons to hold all Collateral for the Bank's account subject to the Bank's instruction; (b) the Company warrants that each of the Eligible Accounts is based on an actual bona fide, and genuine (i) sale and delivery of goods or (ii) rendering or performance of services in the ordinary course of business, the Account Debtors have accepted such goods or services and unconditionally owe and are obligated to pay the full amounts reflected in the invoices according to the terms thereof without any defense, offset or counterclaim, (c) all of the shipping and delivery receipts and other documents to be given to the Bank with respect to the Accounts will be genuine, and if there are any disputes with any of the Accounts, the Company will notify the Bank promptly and resolve or settle such dispute at no expense or detriment to the Bank; (d) without the prior written consent of the Bank, the Company shall not (i) extend, amend or otherwise modify the terms of any Account,
(ii) amend, modify or waive any term or condition of any contractual obligation related thereto or (iii) redate any invoice or sale or make sales on extended dating beyond that customary in the Company's industry; provided, however, that the Company may extend, amend or otherwise modify the terms of any Account in the ordinary course of business, or amend, modify or waive any term or condition or any contractual obligation related thereto, if such extension, amendment, modification or waiver does not cause an Account to become or otherwise remain (but for such action) an Eligible Account.

4.9 Preservation and Disposition of Collateral. The Company shall (a) obtain, prior to the placement of any Collateral in or upon any leased or mortgaged real property, a waiver from the lessor and/or the mortgagee, as the case may be, with respect to the rights (whether present or future) of the lessor or mortgagee with respect to that Collateral; (b) advise the Bank promptly, in writing and in reasonable detail,
(i) of any material encumbrance or claim asserted against any of the Collateral; (ii) of any material change in the composition of the Collateral; and (iii) of the occurrence of any other event that would have a material adverse effect upon the aggregate value of the Collateral or upon the security interest of the Bank; (c) not sell or otherwise dispose of the Collateral, except for the sale of the Inventory in the ordinary course of business, the sale during any fiscal year of Equipment having an aggregate value not exceeding $50,000.00, and the sale during any fiscal year of obsolete Inventory or Equipment, the proceeds of all of which sales shall be paid to the Bank for application first against the principal and/or interest of the Revolving Loan and then to any other Obligations of the Company to the Bank; (d) keep the Collateral in good condition and shall not misuse, abuse, secrete, waste or destroy any of the same; (e) not use the Collateral in violation of any statute, ordinance, regulation, rule, decree or order; (f) not permit to become liens or encumbrances any taxes, assessments, charges or levies upon the Collateral or in respect to the income or profits therefrom; and (g) at its option, the Bank may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance and preservation of the Collateral. The Company agrees to reimburse the Bank upon demand for any payment made or any expense incurred (including reasonable attorneys' fees) by the Bank pursuant to the foregoing authorization. Should said sum not be paid to the Bank upon demand, interest shall accrue thereon, from the date of demand until paid in full, at the highest rate set forth in any document or instrument evidencing any of the Obligations.

4.10 Extensions and Compromises. With respect to any Collateral, the Company assents to all extensions or postponements of the time of payment thereof or any other indulgence in connection therewith, to each substitution, exchange or release of Collateral, to the addition or release of any party primarily or secondarily liable, to the acceptance of partial payments thereon and to the settlement, compromise or adjustment thereof, all in such manner and at such time or times as the Bank may deem advisable. The Bank shall have no duty as to the collection or protection of Collateral or any income therefrom, nor as to the preservation of rights against prior parties, nor as to the preservation of any right pertaining thereto, beyond the safe custody of Collateral in the possession of the Bank.

4.11 Financing Statements. At the request of the Bank, the Company shall join with the Bank in executing, delivering and filing one or more financing statements in a form satisfactory to the Bank and shall pay the cost of filing the same in all public offices wherever filing is deemed by the Bank to be necessary or desirable. A carbon, photographic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement.

4.12 Bank's Appointment as Attorney-in-Fact. The Company hereby irrevocably constitutes and appoints the Bank and any officer or agent thereof, with full power of substitution, as the Company's true and lawful attorney-in-fact with full irrevocable power and authority in its place and stead and in its name or in the Bank's own name, from time to time in the Bank's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby grants to the Bank the power and right, on behalf of the Company, without notice to or assent: (a) to execute, file and record all such financing statements, certificates of title and other certificates of registration and operation and similar documents and instruments as the Bank may deem necessary or desirable to protect, perfect and validate the Bank's security interest in the Collateral; (b) to receive, collect, take, indorse, sign, and deliver in the Company's or the Bank's name, any and all checks, notes, drafts, or other documents or instruments relating to the Collateral; and (c) upon the occurrence of an Event of Default,
(i) to notify postal authorities to change the address for delivery of the Company's mail to an address designated by the Bank, (ii) to open such mail delivered to the designated address, (iii) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action or proceeding brought with respect to any Collateral; (vi) to negotiate, settle, compromise or adjust any account, suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Bank may deem appropriate; and (vii) generally, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Bank were the absolute owner thereof for all purposes, and to do, at the Bank's option, at any time or from time to time, all acts and things which the Bank deems necessary to protect, preserve or realize upon the Collateral and the Bank's security interest therein, in order to effect the intent of this Agreement.

      The Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable. The powers conferred upon the Bank hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon the Bank to exercise any such powers. The Bank shall be accountable only for amounts that the Bank actually receives as a result of the exercise of such powers and neither the Bank nor any of its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act, except for the Bank's own gross negligence or willful misconduct.

4.13 No Consequential Damages. No claim may be made by the Company, any officers, directors, or agents against the Bank or its affiliates, directors, officers, employees, attorneys or agents for any special, direct, indirect, or consequential damages in respect of any breach or wrongful conduct (whether the claim therefor is based on contract, tort or duty imposed by law) in connection with, arising out of or in any way related to the transactions contemplated and relationship established by this Agreement, or any act, omission or event occurring in connection therewith, and the Company hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

4.14 Remedies on Default. Upon the occurrence of an Event of Default, the Bank shall have the rights and remedies of a secured party under this Agreement, under any other instrument or agreement securing, evidencing or relating to the Obligations and under the law of the State of Ohio or any other applicable state law. Without limiting the generality of the foregoing, the Bank shall have the right to take possession of the Collateral and all books and records relating to the Collateral and for that purpose the Bank may enter upon any premises on which the Collateral or books and records relating to the Collateral or any part thereof may be situated and remove the same therefrom. Except for the notices specified below of time and place of public sale or disposition or time after which a private sale or disposition is to occur, the Company expressly agrees that the Bank, without demand of performance or other demand, advertisement or notice of any kind to or upon the Company or any other person or entity (all and each of which demands, advertisements and/or notices are hereby expressly waived), may, after the occurrence of an Event of Default, forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any of the Bank's offices or elsewhere at such prices as the Bank may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Bank shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption. The Company further agrees, (a) at the Bank's request, to assemble the Collateral and to make it available to the Bank at such places as the Bank may reasonably select and
(b) to allow the Bank to use or occupy the Company's premises, without charge, for the purpose of effecting the Bank's remedies in respect of the Collateral. The Bank shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any or all of the Collateral or in any way relating to the rights of the Bank hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the Obligations, in such order as the Bank may elect, and only after so paying over such net proceeds and after the payment by the Bank of any other amount required by any provision of law, need the Bank account for the surplus, if any. To the extent permitted by applicable law, the Company waives all claims, damages and demands against the Bank arising out of the repossession, retention, sale or disposition of the Collateral and agrees that the Bank need not give more than seven days' notice pursuant to the terms of this Agreement of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. The Company shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Bank is entitled and shall also be liable for the costs of collecting any of the Obligations or otherwise enforcing the terms thereof or of this Agreement, including reasonable attorneys' fees.

4.15 Mortgage. As additional security for the Loan, the Company shall also grant to the Bank a first and exclusive open-end mortgage upon all of the real estate owned by the Company and located in Warren County, Ohio (the "Real
Property") which open-end mortgage shall contain terms and conditions satisfactory to the Bank.

4.16 Intellectual Property. The Company shall execute such other documents and take such further actions as the Bank in its sole and absolute good faith discretion may deem necessary or desirable to create, perfect, maintain, preserve, protect and continue in favor of the Bank a first and exclusive security interest in all of the Company's Intellectual Property.

5. Warranties and Representations. The Company warrants and represents to the Bank:

5.1 Corporate Organization and Authority. The Company (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio; (b) has all requisite corporate power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted and as presently proposed to be conducted; and (c) is not doing business or conducting any activity in any jurisdiction in which it has not duly qualified and become authorized to do business, except where the failure to do so does not have a material adverse affect upon the business, properties, prospects, profits or condition (financial or otherwise) of the Company.

5.2   Borrowing is Legal Authorized. (a) The Board of
Directors of the Company has duly authorized the execution and delivery of this Agreement and of the notes and documents contemplated herein; this Agreement, the notes and other documents executed in connection with this Agreement will constitute valid and binding obligations enforceable in accordance with their respective terms; (b) the execution of this Agreement and related notes and documents and the compliance with all the provisions of this Agreement (i) are within the corporate powers of the Company; and (ii) except as disclosed in Section 4.1 above, are legal and will not conflict with, result in any breach in any of the provisions of, constitute a default under, or result in the creation of any lien or encumbrance upon any property of the Company under the provisions of, any agreement, charter instrument, bylaw, or other instrument to which the Company is a party or by which it may be bound; (c) there are no limitations in any indenture, contract, agreement, mortgage, deed of trust or other agreement or instrument to which the Company is now a party or by which the Company may be bound with respect to the payment of principal or interest on any indebtedness, or the Company's ability to incur indebtedness including the notes to be executed in connection with this Agreement.

5.3 Taxes. Except for those tax returns referred to in Exhibit E attached hereto, for which extensions of the time for filing have been duly sought and obtained by the Company and have not expired, all tax returns required to be filed by the Company in any jurisdiction have in fact been filed, and all taxes, assessments, fees and other governmental charges upon the Company, or upon any of its properties, which are due and payable have been paid. The Company does not know of any proposed additional tax assessment against it. The accruals for taxes on the books of the Company for its current fiscal period are adequate.

5.4 Capital Structure. Set forth in Exhibit D attached hereto is a list that accurately represents to the Bank the following: (a) the classes of capital stock of the Company and par value of each such class, all as authorized by the Company's Articles of Incorporation and the number of shares of each such class of stock issued and outstanding, and (b) the number of shares of each class of capital stock for which James
L. Jaeger is the registered owner or holder (either legally or beneficially). All shares of all classes of capital stock issued are fully paid and nonassessable. Except for the issuance of common stock of the Company pursuant to the Stock Registration, and except for certain stock options as disclosed by the Company in its Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 26, 1993, the Company does not have outstanding any other stock or other equity security, or any other instrument convertible to an equity security of the Company, or any commitment, understanding, agreement or arrangement to issue, sell or have outstanding any of the foregoing.

5.5 Compliance with Law. The Company (a) is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject, including without limitation any laws, rulings or regulations relating to the Employee Retirement Income Security Act of 1974 or Section 4975 of the Internal Revenue Code and (b) has not failed to obtain any licenses, permits, franchises or other governmental or environmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure might materially and adversely affect the business, prospects, profits, properties or condition (financial or otherwise) of the Company.

5.6 Financial Statements; Full Disclosure. The financial statements for the fiscal year ending December 26, 1993, and the fiscal quarter ending March 27, 1994, which have been supplied to the Bank, have been prepared in accordance with generally accepted accounting principles consistently applied and fairly represent the Company's financial condition as of such date No material adverse change in the Company's financial condition has occurred since March 27, 1994. To the best of the Company's knowledge, the financial statements referred to in this paragraph do not, nor does this Agreement or any written statement furnished by the Company to the Bank in connection with obtaining the Loan, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. The Company has disclosed to the Bank in writing all financial information, pending litigation, administrative proceedings, and arbitration proceedings, which materially affect the properties, business, prospects, profits or condition (financial or otherwise) of the Company or the ability of the Company to perform this Agreement.

5.7 No Insolvency. On the date of this Agreement and after giving effect to all indebtedness of the Company (including the Loan), the Company (a) will be able to pay its obligations as they become due and payable; (b) has assets, the present fair saleable value of which exceeds the amount that will be required to pay its probable liability on its obligations as the same become absolute and matured; (c) has sufficient property, the sum of which at a fair valuation exceeds all of its indebtedness; (d) will have sufficient capital to engage in the its business; and (e) its grant of the Collateral for the Loan constitutes fair consideration and reasonably equivalent value because of the receipt of the proceeds of the Loan.

5.8 Government Consent. Neither the nature of the Company or of its business or properties, nor any relationship between the Company and any other entity or person, nor any circumstance in connection with the execution of this Agreement, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of the Company as a condition to the execution and delivery of this Agreement and the notes and documents contemplated herein.

5.9 Title to Properties. The Company (a) has good title to all the property in which it has a property interest, free from any liens and encumbrances, except as set forth on Exhibit B attached to this Agreement, and (b) has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property whether now owned or hereafter acquired to be subject to a lien or encumbrance except as provided in this paragraph.

5.10 No Defaults. No event has occurred and no condition exists which would constitute an Event of Default pursuant to this Agreement. The Company is not in violation in any material respect of any term of any agreement, charter instrument, bylaw or other instrument to which it is a party or by which it may be bound.

5.11 Environmental Protection. The Company (a) has no actual knowledge of the permanent placement, burial or disposal of any Hazardous Substances (as hereinafter defined) on any real property owned, leased, or used by the Company (the "Premises"), of any spills, releases, discharges, leaks, or disposal of Hazardous Substances that have occurred or are presently occurring on, under, or onto the Premises, or of any spills, releases, discharges, leaks or disposal of Hazardous Substances that have occurred or are occurring off the Premises as a result of the improvement, operation, or use of the Premises which would result in non-compliance with any of the Environmental Laws (as hereinafter defined); (b) is and has been in compliance with all applicable Environmental Laws in all material respects; (c) knows of no pending or threatened environmental civil, criminal or administrative proceedings against the Company relating to Hazardous Substances; (d) knows of no facts or circumstances that would give rise to any future civil, criminal or administrative proceeding against the Company relating to Hazardous Substances; and (e) will not permit any of its employees, agents, contractors, subcontractors, or any other person occupying or present on the Premises to generate, manufacture, store, dispose or release on, about or under the Premises any Hazardous Substances which would result in the Premises not complying in all material respects with the Environmental Laws.

      As used herein, "Hazardous Substances" shall mean and include all hazardous and toxic substances, wastes, materials, compounds, pollutants and contaminants (including, without limitation, asbestos, polychlorinated biphenyls, and petroleum products) which are included under or regulated by the Comprehensive Environmental Response, Compensation and
Liability Act, as amended, 42 U.S.C. Section 9601, et seq., the Hazardous Materials Transportation Act, as amended (49 U.S.C.
Section 1801 et seq.), the Toxic Substances Control Act, 15 U.S.C.

Section 2601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., the Water Quality Act of 1987, 33 U.S.C.
Section 1251, et seq., the Clean Water Act, as amended (33 U.S.C.
Section 1321 et seq.), and the Clean Air Act, 42 U.S.C. Section 7401, et seq., and any other federal, state or local statute, ordinance, law, code, rule, regulation or order regulating or imposing liability (including strict liability) or standards of conduct regarding Hazardous Substances (hereinafter the "Environmental
Laws"), but does not include such substances as are permanently incorporated into a structure or any part thereof in such a way as to preclude their subsequent release into the environment, or the permanent or temporary storage or disposal of household hazardous substances by tenants, and which are thereby exempt from or do not give rise to any violation of the forementioned
Environmental Laws.

5.12 Warranties and Representations. On the date of each advance pursuant to the Loan, the warranties and representations set forth in Section 5 hereof shall be true and correct on and as of such date with the same effect as though such warranties and representations had been made on and as of such date, except to the extent that such warranties and representations expressly relate to an earlier date.


6. Company Business Covenants. The Company covenants that on and after the date of this Agreement until terminated pursuant to the terms of this Agreement, or so long as any of the indebtedness provided for herein remains unpaid:

6.1 Payment of Taxes and Claims. The Company will pay before they become delinquent (a) all taxes, assessments and governmental charges or levies imposed upon it or its property; and (b) all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords, bailees and other like persons, any of the foregoing which, if unpaid, might result in the creation of a lien or encumbrance upon its property; provided, however, that the Company may withhold payment of such taxes, assessments, governmental charges, levies, claims and demands so long as the Company is contesting the same in good faith, is diligently prosecuting the same by appropriate proceedings and has established adequate book reserves with respect thereto; provided, however, that none of the foregoing has resulted in the creation of a lien or encumbrance against the Collateral.

6.2   Maintenance of Properties and Corporate Existence.
The Company shall (a) maintain its property in good condition, ordinary wear and tear excepted, and make all renewals, replacements, additions, betterments and improvements thereto which it deems necessary; (b) maintain, with financially sound and reputable insurers, insurance with respect to its properties and business against such casualties and contingencies, of such types (including but not limited to fire and casualty, public liability, products liability, larceny, embezzlement or other criminal misappropriation insurance) in such amounts as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated; (c) keep true books of records and accounts in which full and correct entries will be made of all its business transactions, and reflect in its financial statements adequate accruals and appropriations to reserves;
(d) do or cause to be done all things necessary (i) to preserve and keep in full force and effect its existence, rights and franchises, and (ii) to maintain its status as a corporation duly organized and existing and in good standing under the laws of the state of its incorporation; and (e) not be in violation of any laws, ordinances, or governmental rules and regulations or fail to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain might materially and adversely affect the business, prospects, profits, properties or condition (financial or otherwise) of the Company.

6.3 Sale of Assets; Merger; Subsidiaries; Tradenames. The Company shall not (a) except in the ordinary course of business and except as set forth in Section 4.9 herein, sell, lease, transfer or otherwise dispose of, any of its assets; provided, however, that the Company may sell, lease, transfer or otherwise dispose of assets having a fair market value not to exceed $100,000.00 in the aggregate during any fiscal year, (b) without the prior written consent of the Bank consolidate with, merge into, or make investments in any other entity, except for those investments permitted by Section 6.24 hereof, or permit any other entity to consolidate with or merge into it, (c) acquire all or substantially all of the assets or business of any other company, person or entity, or (d) create or acquire any subsidiaries without the prior written consent of the Bank. Except for the subsidiaries listed in Exhibit F attached hereto, which subsidiaries are and shall remain inactive, wholly-owned subsidiaries of the Company, the Company has no subsidiaries and presently conducts business only in the name(s) of the Company and those names referred to in one or more security agreements executed and delivered to the Company by the Bank in connection with this Agreement. The Company will promptly notify the Bank of its intent to conduct business in any other name and shall execute such security agreements, financing statements, amendments thereto or other instruments and agreements as the Bank in good faith deems necessary in order to create, maintain, preserve, protect and continue its first and exclusive perfected security interest in the Collateral.

6.4 Negative Pledge. The Company will not cause or permit or agree or consent to cause or permit in the future (upon the happening of a contingency or otherwise), any of its real or personal property, whether now owned or hereafter acquired, to become subject to a lien or encumbrance, except: (i) liens in connection with deposits required by workers' compensation, unemployment insurance, social security and other like laws;
(ii) taxes, assessments, reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other similar title exceptions or encumbrances affecting real property, provided they do not in the aggregate materially detract from the value of said property or materially interfere with its use in the ordinary conduct of business; (iii) inchoate liens arising under ERISA to secure the contingent liability of the Company; (iv) liens as set forth in Exhibit B attached to this Agreement; and (v) liens in connection with borrowings permitted by Section 6.5 below. In addition, the Company will not grant or agree to provide in the future (upon the happening of a contingency or otherwise), a "negative pledge" or other covenant or agreement similar to this Section 6.4 in favor of any other lender, creditor or third party.

6.5 Other Borrowings and Contingent Liabilities. Except for (i) the Loan, (ii) the capitalized lease agreements reflected on Exhibit B to this Agreement, and (iii) purchase money financing transactions secured by the item or items being purchased, in an amount not to exceed the purchase price of such item or items, that, in the aggregate, do not exceed the sum of $100,000.00 in any one fiscal year, the Company will not
(a) create or incur extensions of credit or indebtedness, including without limitation, any indebtedness or liability for borrowed money or advances, letters of credit, or capitalized lease agreements or (b) guarantee, indorse or otherwise become surety for or upon the obligations of others, except by indorsement of negotiable instruments for deposit or collection in the ordinary course of business.

6.6 Sale of Accounts; No Consignment. The Company shall not sell, assign, or encumber, except to the Bank, any of its Accounts or notes receivable. Except with respect to sales or transfers of obsolete Inventory or Equipment, the Company shall not permit any of its Inventory or Equipment to be sold or transferred on consignment or acquire or possess any of its inventory on consignment.

6.7 Minimum Security . The Company shall maintain, as minimum security for (x) the Revolving Loan and Letters of Credit, Eligible Inventory and Eligible Accounts having an aggregate value such that the Borrowing Base will equal or exceed the aggregate unpaid principal balance of the Revolving Loan plus the aggregate stated value of the outstanding Letters of Credit, and if the Company fails to do so, the Company shall immediately pay to the Bank the difference between (a) the sum of (i) the aggregate unpaid principal balance of the Revolving Loan, plus (ii) the aggregate stated value of the outstanding Letters of Credit, and (b) the Borrowing Base; and (y) the Term Loan, Equipment in which the Bank has a first and exclusive perfected security interest and Real Property upon which the Bank has a first and exclusive perfected mortgage, such that the 80% of the orderly liquidation value (or other similar method of computing value as reflected in appraisals or other methods satisfactory to the Bank) of the Equipment, plus 70% of the fair market value of the Real Property (as reflected in appraisals or other evaluations acceptable to the Bank in its sole and absolute discretion)(collectively, the Term Loan Collateral Value"), equals or exceeds the principal balance of the Term Loan, and if the Company fails to do so, then the Company shall immediately pay to the Bank the difference between the principal balance of the Term Loan and the Term Loan Collateral Value.

6.8 Ownership and Management. The Company shall not permit any material change in its ownership. Without limiting the generality of the foregoing, the Company shall not permit James L. Jaeger to reduce his percentage ownership of any class of capital stock of the Company having voting rights to a percentage that is less than 41%. The Company shall not permit any material adverse change in the offices of President/Chief Executive Officer and Executive Vice President/Chief Operating Officer.

6.9 Acquisition of Capital Stock. The Company shall not redeem or acquire any of its own capital stock in excess of the sum of $l,500,000.00 in the aggregate during any fiscal year, except through the use of the net proceeds from the simultaneous sale of an equivalent amount of its capital stock; provided, however, that no such redemptions or acquisitions shall be made if, after giving effect thereto, there exists a Pending Default or Event of Default under this Agreement.

6.10  Receipt of Proceeds from issuance of Common Stock.
The Company shall provide to the Bank, on or before December
31, 1994, evidence satisfactory to the Bank in its sole and absolute discretion of the Company's receipt of at least
$3,000,000.00 in net proceeds from its issuance of common stock pursuant to the Stock Registration.

6.11 Trade Accounts Payable. The Company shall not permit more than 15% of its trade accounts payable to be past due for more than 60 days.

6.12 Cash Dividends and Other Distributions. The Company shall not declare or pay any cash dividends in any fiscal year. The Company shall make no other distributions of any kind to shareholders, except for salaries and bonuses to employees in the ordinary course of business.

6.13 Transactions With Affiliates. The Company shall not directly or indirectly enter into or permit to exist any transactions (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any of its affiliates, shareholders or any affiliates of either of the foregoing, on terms that are less favorable to the Company than those which might be obtained at the time from persons or entities who are not affiliated with the Company or its shareholders. "Affiliate" shall mean any individual, partnership, Corporation, or other entity which, directly or indirectly, is in control of, is controlled by, or is under common control with the Company. For the purposes of this definition, control of such entity shall mean the power, direct or indirect, to vote five percent or more of the securities, units or other measures having ordinary voting power for the election of directors, management committees, or similar committees of such entity, or the power to direct or cause the direction of the management and policies of such entity, whether by contract or otherwise.

6.14 Tangible Net Worth. The Company shall maintain at all times a Tangible Net Worth of (a) not less than $12,265,000.00 beginning with the date of this Agreement and continuing through and including September 25, 1994, (b) not less than $14,265,000.00 beginning September 26, 1994, and continuing through and including December 25, 1994, (c) not less than $15,515,000.00 beginning December 26, 1994, and continuing through and including September 24, 1995, (d) not less than $16,515,000.00 beginning September 25, 1995 and continuing through and including December 24, 1995; and (e) not less than $17,515,000.00 beginning December 25, 1995 and continuing thereafter. "Tangible Net Worth" shall mean the shareholder's equity of the Company, minus the sum of all of the following:
(i) the excess of cost over the value of net assets of purchased businesses, rights, and other similar intangibles,
(ii) organizational expenses, (iii) intangible assets (to the extent not reflected in the foregoing), (iv) goodwill, (v) deferred charges or deferred financing costs, (vi) loans or advances to and/or accounts or notes receivable from Affiliates, and (vii) non-compete agreements.

6.15 Book Net Worth. The Company shall maintain at all times a book net worth of (a) not less than $15,750,000.00 beginning with the date of this Agreement and continuing through and including September 25, 1994, (b) not less than $17,750,000.00 for the period beginning September 26, 1994, and ending December 25, 1994, (c) not less than $19,000,000.00 beginning December 26, 1994, and continuing through and including September 24, 1995, (d) not less than $20,000,000.00 beginning September 25, 1995 and continuing through and including December 24, 1995, and (e) not less than $21,000,000.00 beginning December 25, 1995 and continuing thereafter.

6.16 Working Capital. The Company shall maintain at all times a working capital of not less than $4,000,000.00. For purposes of this Agreement, "working capital" shall mean the excess of current assets over current liabilities. For the purposes of this section, the indebtedness of the Company under the Loan shall be classified as a long-term liability.

6.17  Ratio of Total Liabilities to Tangible Net Worth.  The
Company shall maintain at all times a ratio of (a) Total

Liabilities to (b) Tangible Net Worth of (i) not greater than
1.85 to 1.00 beginning with the date of this Agreement and continuing through and including December 25, 1994, and (ii) not greater than 1.75 to 1.00 beginning December 26, 1994, and continuing at all times thereafter. "Total Liabilities" shall mean with respect to the Company (i) all indebtedness for borrowed money or for the defer red purchase price of property or services, (ii) any other indebtedness which is evidenced by a note, bond, debenture or similar instrument, (iii) all obligations with respect to any letter of credit issued for the account of the Company, (iv) all obligations in respect of acceptances issued or created for the account of the Company,
(v) lease obligations which, in accordance with GAAP, should be capitalized, (vi) all liabilities (including lease obligations) secured by any lien or encumbrance on any property owned by the Company even though the Company has not assumed or otherwise become liable for the payment thereof, (vii) all obligations of the Company with respect to interest rate protection agreements (valued at the termination value thereof computed in accordance with a method approved by the International Swap Dealer's Association), and (viii) all other obligations of the Company which, in accordance with GAAP, would be classified upon a balance sheet as liabilities (except capital stock and retained earnings).

6.18 No Losses. Except for losses from operations during the first and second fiscal quarters of 1994 not to exceed $1,400,000.00 in the aggregate, and losses from operations during the first and second fiscal quarters of 1995 not to exceed $1,000,000.00 in the aggregate, the Company shall incur no losses from operations (excluding the effect of extraordinary gains from sales, exchanges or other dispositions of property not in the ordinary course of business in any fiscal quarter. The net income of the Company for the third fiscal quarter of 1995 shall exceed any aggregate losses from operations incurred by the Company during the first two fiscal quarters of 1995.

6.19 Cash Flow Coverage Ratio. The Company shall achieve as of the end of each fiscal year a ratio of (a) Cash Flow to
(b) Fixed Charges of not less than 1.20 to 1.00. "Cash Flow" for any fiscal period, shall mean the sum of (i) Net Income for such period, plus (ii) depreciation and amortization expenses which were deducted in determining Net Income for such period. Net Income" for any period shall mean the net income (or loss) of the Company for such period, which in accordance with GAAP would be included as net income on the statements of income of the Company for such period. "Fixed Charges" shall mean, as of the end of each fiscal year, the sum of each of the following: all principal payments and all capital lease payments required to be made by the Company during such fiscal year in respect of all long-term debt, both as reflected in the long-term debt schedule to the Company's balance sheet contained in the Company's financial statements for the immediately preceding fiscal year.

6.20 Capital Expenditures. The Company will not make any expenditure for fixed or capital assets, including by way of the incurrence of capitalized lease obligations, expenditures for maintenance and repairs which should be capitalized in accordance with generally accepted accounting principles or otherwise in excess of (i) $10,000,000.00 during the fiscal year beginning December 27, 1993 and ending December 26, 1994,
(ii) $15,000,000.00 during the fiscal year beginning December 26, 1994, and ending December 24, 1995, and (iii) $15,000,000 during each fiscal year thereafter.

6.21 Loans and Advances. The Company will not make any loans or advances to any person, corporation or entity if such loans or advances will exceed an aggregate total outstanding at any one time of $100,000.00.

6.22 Operating Lease Rentals. The Company will not without the prior written approval of the Bank enter into operating leases providing in the aggregate for annual rentals which exceed $1,000,000.00.

6.23. Environmental Compliance and Indemnification. The Company hereby indemnifies the Bank and holds the Bank harmless from and against any loss, damage, cost, expense or liability (including strict liability) directly or indirectly arising from or attributable to the generation, storage, release, threatened release, discharge, disposal or presence (whether prior to or during the term of the Loan) of Hazardous Substances on, under or about the premises (whether by the Company or any employees, agents, contractor or subcontractors of the Company or any predecessor in title or any third persons occupying or present on the premises), or the breach of any of the representations and warranties regarding the premises, including, without limitation: (a) those damages or expenses arising under the Environmental Laws; (b) the costs of any repair, cleanup or detoxification of the premises, including the soil and ground water thereof, and the preparation and implementation of any closure, remedial or other required plans; (c) damage to any natural resources; and (d) all reasonable costs and expenses incurred by the Bank in connection with clauses (a), (b) and (c) including, but not limited to reasonable attorneys' fees.

     The indemnification provided for herein shall not apply to any losses, liabilities, damages, injuries, expenses or costs which: (i) arise from the gross negligence or willful misconduct of the Bank, or (ii) relate to Hazardous Substances placed or disposed of on the premises after the Bank acquires title to the premises through foreclosure or otherwise.

6.24. Maintenance of Accounts. Except for (i) certain deposit accounts maintained with Dean Witter and Gradison /McDonald & Co., the balance of which deposit accounts shall not at any time exceed $1,250,000.00 in the aggregate, (ii) certain deposit accounts maintained solely in connection with its credit card processing activities, and (iii) certain payroll, medical, and tax accounts, which deposit accounts shall be transferred to the Bank within 60 days of the date of this Agreement, and (iv) a certain deposit account maintained pursuant to a lockbox agreement with Fifth Third Bank, which deposit account shall be closed within 60 days of the date of this Agreement, the Company shall maintain all of its operating and deposit accounts at the Bank.

7. Financial Information and Reporting. The Company shall deliver the following to the Bank (a) within 30 days after the end of each month, financial statements, including a balance sheet and statements of income and surplus, certified by the president or chief financial officer of the Company (either individually a "Financial Officer") as fairly representing the Company's financial condition as of the end of such period; (b) within 45 days after the end of each quarter, statements signed by a Financial Officer certifying the compliance of the Company with the terms of this Agreement and certifying the calculation of all financial covenants; (c) a current loan and collateral report, borrowing certificate, or other writings satisfactory to the Bank for the calculation of, or setting forth the calculation of, the Borrowing Base with each advance request pursuant to the Revolving Loan and with each request for issuance of a Letter of Credit if the Borrowing Base does not reflect sufficient availability for such advance, but, in any event, no less frequently than once every two weeks; (d) within 30 days after the end of each month, an accounts reconciliation report, an inventory reconciliation report and an inventory listing signed by a Financial Officer, in detail satisfactory to the Bank; (e) within 30 days after the end of each month, a report signed by a Financial Officer setting forth the number and dollar total of accounts receivable remaining due and payable less than 31 days from the date of the original invoice therefor, the number and dollar total remaining due and payable less than 61 days from the date of the original invoice therefor, the number and dollar total remaining due and payable less than 91 days from the date of the original invoice therefor, and the number and dollar total remaining due and payable more than 90 days from the date of the original invoice therefor; (f) within 30 days after the end of each month, a report signed by a Financial Officer setting forth the number and dollar total of accounts payable remaining due and payable less than 31 days from the date of the original invoice therefor, the number and dollar remaining due and payable less than 61 days from the date of the original invoice therefor, the number and dollar total remaining due and payable less than 91 days from the date of the original invoice therefor, and the number and dollar total remaining due and payable more than 90 days from the date of the original invoice therefor; (g) within 90 days after the end of each fiscal year, audited financial statements prepared in accordance with generally accepted accounting principles consistently applied and certified by independent public accountants satisfactory to the Bank, containing a balance sheet, statements of income and changes in shareholders equity and statements of cash flows and, promptly upon receipt of such letters by the Company, any management letters written by such accountants; (h) within 120 days after the end of each fiscal year, a statement signed by the Company's independent public accountants certifying that nothing has come to their attention that has caused them to believe that the Company is not in compliance with the provisions of Sections 6.14 through 6.22 of this Agreement, insofar as such Sections pertain to accounting matters; (i) prior to the end of each fiscal year, updated financial projections with respect to the Company's projected financial condition for the next fiscal year; (j) within three days of the filing or release, as the case may be, copies of any Securities and Exchange Commission or State Securities Law disclosures, filings, documents or any press releases; and (k) at the request of the Bank, such other information as the Bank may from time to time reasonably require.

8.    Default.

8.1 Events of Default. An "Event of Default" shall exist if any of the following occurs and is continuing: (a) the Company fails to make any payment of principal, interest, and any other sum due and payable under any note or reimbursement agreement executed in connection with this Agreement on or before the date such payment is due; (b) the Company fails to perform or observe any covenant contained in Sections 3.1, 3.4, 4.3, 4.4, 4.6, 6.1, 6.3 through and including 6.9, 6.12,
6.18, 6.20, and 6.22 of this Agreement; (c) the Company fails to perform or observe any covenant contained in Sections 3.2, 3.3, 6.2, 6.10, 6.11, and 6.13 through and including 6.17 and
6.23 of this Agreement, and such failure continues for more than 10 days after such failure shall first become known to any officer of the Company; provided, however, that if the Bank, in good faith, determines that such failure is incapable of being, or is unlikely to be, remedied, such failure shall immediately constitute an Event of Default; (d) the Company fails to comply with any other provision of this Agreement, and such failure continues for more than 15 days after such failure shall first become known to any officer of the Company; (e) any warranty, representation or other statement by or on behalf of the Company contained in this Agreement or in any instrument furnished in compliance with or in reference to this Agreement is false or misleading in any material respect as of the time made, or the Company fails to perform or observe any covenant contained in any mortgage, security agreement or other agreement in favor of the Bank; (f) the Company becomes insolvent or makes an assignment for the benefit of creditors, or consents to the appointment of a trustee, receiver or liquidator; (g) bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings are instituted by or against the Company; (h) a final judgment or judgments for the payment of money aggregating in excess of $100,000.00, including without limitation the amounts outstanding under those judgments referenced in, or judgments that may be rendered in connection with, litigation disclosed in Exhibit G to this Agreement, is or are outstanding against the Company and any such judgment or judgments have not been discharged in full or stayed; (i) the occurrence of any event which allows the acceleration of the maturity of any indebtedness (other than the Loan) of the Company to the Bank, any of the Bank's affiliates, or any other person, corporation or entity under any indenture, agreement or undertaking; provided that, except with respect to any indebtedness to the Bank or any of the Bank's affiliates, the amount of any such indebtedness exceeds $100,000.00 in the aggregate; (j) the default by, dissolution of, or death of any guarantor, insurer or other surety for the Company with respect to any obligation or liability to the Bank; (k) the property furnished as security materially declines in value, and the Company does not immediately, upon demand, furnish additional security satisfactory to the Bank; or (l) the Bank for any reason in good faith deems itself insecure with respect to the repayment of the indebtedness provided for herein.

8.2 Default Remedies. If an Event of Default exists, the Bank may immediately exercise any right, power or remedy permitted to the Bank by law or any provision of this Agreement, and shall have, in particular, without limiting the generality of the foregoing, the right to declare the entire principal and all interest accrued on all notes then outstanding pursuant to this Agreement to be forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; provided, however, that upon the occurrence of an Event of Default pursuant to Section 8.1(f) or (g), the entire principal and all interest accrued on all notes or reimbursement agreements then outstanding pursuant to this Agreement shall automatically become due and payable.

9.    Miscellaneous.

9.1 Notices. (a) All communications under this Agreement or under the notes executed pursuant hereto shall be in writing and shall be mailed by overnight courier, by certified mail, postage prepaid, or by facsimile (1) if to the Bank, at the following address, or at such other address as may have been furnished in writing to the Company by the Bank:

     The Huntington National Bank
     105 West Fourth Street, Suite 400
     Cincinnati, Ohio 45202
     Attn: Steven M. Kuhn
     Telecopier No.: (513) 762-1873

(2) if to the Company, at the following address, or at such other address as may have been furnished in writing to the Bank by the Company:

     Cincinnati Microwave, Inc.
     One Microwave Plaza
     Cincinnati, Ohio 45202
     Attn: Troy D. Gross
     Telecopier No.: (513) 247-4109


(b) any notice so addressed and mailed by overnight courier or by registered or certified mail shall be deemed to be given one day after the date of mailing and any notice sent by telecopier shall be deemed to be given when confirmed.

9.2 Access to Accountants. The Company hereby irrevocably authorizes its certified public accountants to provide to the Bank any and all information that the Bank requests from time to time with regard to the Company, and to discuss with the Bank from time to time any and all matters relating to the Company. In furtherance of the foregoing, the Company hereby waives any privilege or claim of confidentiality to the extent such might otherwise prevent the Company's accountants from providing such information to the Bank or discussing such matters with the Bank. The Bank agrees to provide the Company with oral or written notice before requesting any information from the Company's certified public accountants; provided, however, that, after the occurrence of an Event of Default, the Bank need only provide oral or written notice to the Company within a reasonable time after obtaining information in connection with any such request, of each request made by the Bank for information from the Company's certified public accountants.

9.3 Reproduction of Documents. This Agreement and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by the Bank at the closing or otherwise, and (c) financial statements, certificates and other information previously or hereafter furnished to the Bank, may be reproduced by the Bank by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process and the Bank may destroy any original document so reproduced. The Company agrees and stipulates that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Bank in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

9.4 Survival, Successors and Assigns. All warranties, representations, and covenants made by the Company herein or on any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the Bank and shall survive the closing of the Loan regardless of any investigation made by the Bank on its behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by the Company. This Agreement shall inure to the benefit of and be binding upon the heirs, successors and assigns of each of the parties.

9.5 Amendment and Waiver, Duplicate Originals. All references to this Agreement shall also include all amendments, extensions, renewals, modifications, and substitutions thereto and thereof made in writing and executed by both the Company and the Bank. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and the Bank; provided however that nothing herein shall change the Bank's sole discretion (as set forth elsewhere in this

Agreement) to make advances, determinations, decisions or to take or refrain from taking other actions. No delay or failure or other course of conduct by the Bank in the exercise of any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of the same preclude any other or further exercise thereof, or the exercise of any other power or right. Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

9.6 Uniform Commercial Code and Generally Accepted Accounting Principles. Unless the context otherwise requires, or terms are defined in this Agreement, all terms used herein which are defined in the Uniform Commercial Code as enacted in Ohio shall have the meaning stated therein, and all accounting terms shall be determined in accordance with generally accepted accounting principles, consistently applied ("GAAP"). The Company uses a 52/53 week fiscal year, and the Company will not change its fiscal year without the prior written consent of the Bank.

9.7 Enforceability and Governing Law. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction, as to such jurisdiction, shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. No delay or omission on the part of the Bank in exercising any right shall operate as a waiver of such right or any other right. All of the Bank's rights and remedies, whether evidenced hereby or by any other agreement or instrument, shall be cumulative and may be exercised singularly or concurrently. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.
The Company agrees that any legal suit, action or proceeding arising out of or relating to this Agreement may be instituted in a state or federal court of appropriate subject matter jurisdiction in the State of Ohio; waives any objection which it may have now or hereafter to the venue of any suit, action or proceeding; and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding.

9.8 Waiver of Right to Trial by Jury. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

9.9 Advertising. The Company agrees that the Bank may advertise or otherwise disclose for marketing purposes the extent and nature of the credit extended or to be extended and other services provided to the Company by the Bank in connection with or relating in any way to the Loan.

9.10   Conditions Precedent to Subsequent Money Advances.
The obligation of Bank to make any disbursement or advance, subsequent to the initial disbursement or initial advance, of any portion of the Loan is subject to all the conditions and requirements of this Agreement and delivery of the following required documents, or other action, all of which are conditions precedent:

     (a) Compliance. Company shall have complied and shall then be in compliance with all the terms, covenants and conditions of the Agreement which are binding upon it.

     (b) Continuation of Representations and Warranties:
The representations and warranties herein contained shall be true, with the same effect as though such representations and warranties had been made at the time of the making of such advance, except to the extent that such representations and warranties expressly relate to an earlier date, and any request for an Advance shall be deemed a representation and warranty of same.

     (c) Confirmation of Conditions Precedent: Company shall then be in compliance with and able to confirm all the foregoing conditions precedent with the same effect as though such conditions precedent were requirements to the making of any advance contemplated herein.

10.    Index of Definitions.

     "Account Debtor" is defined in Section 2.1.

     "Accounts" is defined in Section 4.1.

     "Affiliate" is defined in Section 6.13.

     "Agreement" is defined in the preamble.

     "Bank" is defined in the preamble.

     "Borrowing Base" is defined in Section 1.2.

     "Cash Collection Account" is defined in Section 4.4.

     "Cash Flow" is defined in Section 6.19.

     "Collateral" is defined in Section 4.1.

     "Company" is defined in the preamble.

     "Contra" is defined in Section 2.1.

     "Deposits" is defined in Section 4.1.

     "Eligible Accounts" is defined in Section 2.1.

     "Eligible Inventory" is defined in Section 2.2.

     "Environmental Laws" is defined in Section 5.11.

     "Equipment" is defined in Section 4.1.

     "Event of Default" is defined in Section 8.1.

     "Fixed Charges" is defined in Section 6.19.

     "Financial Officer" is defined in Section 7.

     "GAAP" is defined in Section 9.6.

     "Hazardous Substances" is defined in Section 5.11.

     "Intellectual Property" is defined in Section 4.1.

     "Inventory" is defined in Section 4.1.

     "Letters of Credit" is defined in Section 1.1.

     "Loan" is defined in Section 1.1.

     "Net Income" is defined in Section 6.19.

     "Obligations" is defined in Section 4.1.

     "Pending Default" is defined in Section 1.4.

     "Premises" is defined in Section 5.11.

     "Proceeds" is defined in Section 4.1.

     "Real Property" is defined in Section 4.15.

     "Revolving Loan" is defined in Section 1.1.

     "Stock Registration" is defined in Section 1.3.

     "Tangible Net Worth" is defined in Section 6.14.

     "Term Loan" is defined in Section 1.1.

     "Term Loan Advance Conditions" is defined in Section
     1.3.

     "Term Loan Collateral Value" is defined in Section 6.7.

     "Total Liabilities" is defined in Section 6.17.

     "Working Capital" is defined in Section 6.16.

     Each of the parties has signed this Agreement as of the date set forth in the preamble above.

                                         THE HUNTINGTON NATIONAL BANK

                                         By   /s/ Steven M. Kuhn
                                            ----------------------
                                         Its  Vice President

                                         CINCINNATI MICROWAVE, INC.

                                         By   /s/  Troy D. Gross
                                            ------------------------
                                            Troy D. Gross

                                         Its  Treasurer


PRI/7827

                                                                    Exhibit A-1.
             THE HUNTINGTON NATIONAL BANK
                    Revolving Note


City Office            Division      Branch    /XX/ Secured

Account No.                Note No.       / / Unsecured

Account Name CINCINNATI MICROWAVE, INC.

/XX/ Corporation    / / Partnership    / / Individual/Proprietorship

/ / Other


$6,000,000.00         Cincinnati, Ohio          May 27, 1994


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of The Huntington National Bank (hereinafter called the "Bank," which term shall include any holder hereof) at such place as the Bank may designate or, in the absence of such designation, at any of the Bank's offices, the sum of Six Million Dollars ($6,000,000.00) or so much thereof as shall have been advanced by the Bank at any time and not thereafter repaid (hereinafter referred to as "Principal Sum") together with interest as hereinafter provided and payable at the time and in the manner hereinafter provided. The proceeds of the loan evidenced hereby may be advanced, repaid and readvanced in partial amounts during the term of this revolving note (this "Note") and prior to maturity. Each such advance shall be made to the undersigned upon receipt by the Bank of the undersigned's application therefor and disbursement instructions, which shall be in such form as the Bank shall from time to time prescribe. The Bank shall be entitled to rely on any oral or telephonic communication requesting an advance and/or providing disbursement instructions hereunder, which shall be received by it in good faith from anyone reasonably believed by the Bank to be the undersigned's authorized agent. The undersigned agrees that all advances made by the Bank will be evidenced by entries made by the Bank into its electronic data processing system and/or internal memoranda maintained by the Bank. The undersigned further agrees that the sum or sums shown on the most recent printout from the Bank's electronic data processing system and/or on such memoranda shall be rebuttably presumptive evidence of the amount of the Principal Sum and of the amount of any accrued interest.

     This Note is executed and the advances contemplated hereunder are to be made pursuant to a Loan and Security Agreement by and between the undersigned and the Bank dated May 27, 1994, and all amendments, modifications, and supplements thereto from time to time (hereinafter called the "Loan and Security Agreement"), and all the covenants, representations, agreements, terms, and conditions contained therein, including but not limited to additional conditions of default, are incorporated herein as if fully rewritten.

INTEREST

     Interest will accrue on the unpaid balance of the Principal Sum until paid at a variable rate of interest per annum, which shall change in the manner set forth below, equal to three-fourths of one percentage point in excess of the Prime Commercial Rate.

     Upon the occurrence of an "Event of Default" pursuant to the Loan and Security Agreement, interest will accrue on the unpaid balance of the Principal Sum and unpaid interest, if any, at a variable rate of interest per annum, which shall change in the manner set forth below, equal to three and three-fourth percentage points in excess of the Prime Commercial Rate.

    All interest shall be calculated on the basis of a 360 day year for the actual number of days the Principal Sum or any part thereof remains unpaid.

    As used herein, "Prime Commercial Rate" shall mean the rate established by the Bank from time to time based on its consideration of economic, money market, business and competitive factors. The Prime Commercial Rate is not necessarily the Bank's most favored rate. Subject to any maximum or minimum interest rate limitation specified herein or by applicable law, any variable rate of interest on the obligation evidenced hereby shall change automatically without notice to the undersigned immediately with each change in the Prime Commercial Rate.

MANNER OF PAYMENT

    The Principal Sum shall be due and payable on June 30, 1996, and at maturity, whether by, acceleration or otherwise. Accrued interest shall be due and payable monthly beginning on July 1, 1994, and continuing on the 1st day of each month thereafter, and at maturity, whether by acceleration or otherwise.

LATE CHARGE

    Any installment or other payment not made within 10 days of the date such payment or installment is due shall be subject to a late charge equal to 5% of the amount of the installment or payment.

SECURITY

    This Note is secured by the security interests, assignments, and mortgages granted and/or referenced in the Loan and Security Agreement.

DEFAULT

    Upon the occurrence of any of the following events:

       (a) the undersigned fails to make any payment of interest or of the Principal Sum on or before the date such payment is due;

       (b) an "Event of Default" under the Loan and Security
    Agreement shall have occurred and be continuing;


then the Bank may, at its option, without notice or demand, accelerate the maturity of the obligations evidenced hereby, which obligations shall become immediately due and payable. In the event the Bank shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersigned agrees to pay all costs and expenses of such action, including reasonable attorneys' fees, to the extent permitted by law.

GENERAL PROVISIONS

    The undersigned, and any indorser, surety, or guarantor, hereby severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto, and consent that, without discharging any of them, the time of payment may be extended an unlimited number of times before or after maturity without notice. The Bank shall not be required to pursue any party hereto, including any guarantor, or to exercise any rights against any collateral herefor before exercising any other such rights.

    The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof. Any security interest or mortgage which secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal, or extension.

     The captions used herein are for references only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Ohio.

WAIVER OF RIGHT TO TRIAL BY JURY

     THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF
ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE UNDERSIGNED OR THE BANK WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE UNDERSIGNED HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE UNDERSIGNED OR THE BANK MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE UNDERSIGNED TO THE WAIVER OF THE RIGHT OF THE UNDERSIGNED TO TRIAL BY JURY.

WARRANT OF ATTORNEY

     The undersigned authorizes any attorney at law to appear in any Court of Record in the State of Ohio or in any state or territory of the United States after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against the undersigned in favor of the Bank for the amount then appearing due together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution.

WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT
TRIAL.  IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY   BE TAKEN AGAINST YOU
WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                           CINCINNATI MICROWAVE, INC.

                                           By:

                                           Its:

                                                                    Exhibit A-2.
               THE HUNTINGTON NATIONAL BANK
                    COMMERCIAL LOAN NOTE
                      Business Purpose


City Office         Division      Branch      /X/ Secured

Account No.                Note No.         / / Unsecured

Account Name CINCINNATI MICROWAVE, INC.


/X/ corporation  / / partnership  / / individual/proprietorship


/ / other


$4,000,000.00         Cincinnati, Ohio         May 27, 1994


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of The Huntington National Bank (hereinafter called the "Bank," which term shall include any holder hereof), at such place as the Bank may designate or, in the absence of such designation, at any of the Bank's offices, the sum of up to Four Million Dollars ($4,000,000.00) or so much thereof as shall have been advanced by the Bank at any time and not thereinafter repaid (hereinafter called the "Principal Sum"), together with interest as hereinafter provided. Subject to the terms and conditions hereof and of the Loan and Security Agreement (as hereafter defined), the proceeds of the loan evidenced hereby may be advanced in partial amounts during the term of this note (this "Note") prior to December 31, 1994. Each such advance shall be made to the undersigned upon receipt by the Bank of the undersigned's application therefor and disbursement instructions, which shall be in such form as the Bank shall from time to time prescribe. The Bank shall be entitled to rely on any written communication requesting an advance and/or providing disbursement instructions hereunder, which shall be received by it in good faith from anyone reasonably believed by the Bank to be the undersigned's authorized agent. The undersigned agrees that all advances made by the Bank will be evidenced by entries made by the Bank into its electronic data processing system and/or internal memoranda maintained by the Bank. The undersigned further agrees that the sum or sums shown on the most recent printout from the Bank's electronic data processing system, the grid attached hereto, or on such memoranda shall be rebuttably presumptive evidence of the amount of the Principal Sum and of the amount of any accrued interest. The undersigned promises to pay the Principal Sum and the interest thereon at the time and in the manner hereinafter provided in this Note.

     Notwithstanding any other provision contained herein, the right of the undersigned to obtain any advances hereunder in excess of the principal sum of $2,000,000.00 is subject to the satisfaction of the terms and conditions set forth in Section 1.3 of the Loan and Security Agreement.

     This Note is executed and the advances contemplated hereunder are to be made pursuant to a Loan and Security Agreement by and between the undersigned and the Bank dated May 27, 1994, and all amendments and modifications thereto from time to time (hereinafter called the "Loan and Security Agreement") and all the covenants, representations, agreements, terms and conditions contained therein, including but not limited to additional conditions of default, are incorporated herein as if fully rewritten.

INTEREST

     Interest will accrue on the unpaid balance of the Principal Sum until paid at a variable rate of interest per annum, which shall change in the manner set forth below equal to one percentage point in excess of the Prime Commercial Rate.

     Upon the occurrence of an "Event of Default" pursuant to the Loan and Security Agreement, interest will accrue on the unpaid balance of the Principal Sum and unpaid interest, if any, until paid at a variable rate of interest per annum, which shall change in the manner set forth below, equal to four percentage points in excess of the Prime Commercial Rate.

     All interest shall be calculated on the basis of a 360 day year for the actual number of days the Principal Sum or any part thereof remains unpaid.

     As used herein, "Prime Commercial Rate" shall mean the rate established by the Bank from time to time based on its consideration of economic, money market, business and competitive factors, and it is not necessarily the Bank's most favored rate. Subject to any maximum or minimum interest rate limitation specified herein or by applicable law, any variable rate of interest on the obligation evidenced hereby shall change automatically without notice to the undersigned immediately with each change in the Prime Commercial Rate.

MANNER OF PAYMENT

     The Principal Sum shall be payable on December 31, 1994, and accrued interest shall be due and payable monthly beginning on July 1, 1994, and continuing on the 1st day of each month thereafter, and at maturity, whether by acceleration or otherwise.

LATE CHARGE

     Any installment or other payment not made within 10 days of the date such payment or installment is due shall be subject to a late charge equal to 5% of the amount of the installment or payment.

SECURITY

     This Note is secured by the security interests granted by or referred to in the Loan and Security Agreement and by the assignments and the mortgages or other security documents dated of even date herewith or given contemporaneously herewith.

DEFAULT

     Upon the occurrence of any of the following events:

     (a) the undersigned fails to make any payment of interest or of the Principal Sum on or before the date such payment is due;

     (b) an "Event of Default" under the Loan and Security Agreement shall have occurred and be continuing;

then the Bank may, at its option, without notice or demand, accelerate the maturity of the obligations evidenced hereby, which obligations shall become immediately due and payable. In the event the Bank shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersigned agrees to pay all costs and expenses of such action, including reasonable attorneys' fees, to the extent permitted by law.

GENERAL PROVISIONS

     The undersigned, and any indorser, surety, or guarantor, hereby severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto, and consent that, without discharging any of them, the time of payment may be extended an unlimited number of times before or after maturity without notice. The Bank shall not be required to pursue any party hereto, including any guarantor, or to exercise any rights against any collateral herefor before exercising any other such rights.

     The obligations evidenced hereby may from time to time be evidenced by another Note or Notes given in substitution, renewal or extension hereof. Any security interest or mortgage which secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal, or extension.

     The captions used herein are for reference only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Ohio.

WAIVER OF RIGHT TO TRIAL BY JURY

     THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF
ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE UNDERSIGNED OR THE BANK WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE UNDERSIGNED HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE UNDERSIGNED OR THE BANK MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE UNDERSIGNED TO THE WAIVER OF THE RIGHT OF THE UNDERSIGNED TO TRIAL BY JURY.

WARRANT OF ATTORNEY

     The undersigned authorizes any attorney at law to appear in any Court of Record in the State of Ohio or in any other state or territory of the United States after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against the undersigned in favor of the Bank for the amount then appearing due together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution.

WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                                                     Borrower:

                                                     CINCINNATI MICROWAVE, INC.


                                                     By:

                                                     Its:

LOANS/663

                                                                     Exhibit A-3
            STANDBY LETTER OF CREDIT REIMBURSEMENT AGREEMENT


To The Huntington National Bank:                                    May 27, 1994


     In consideration of your issuing, or your application for the issuance by your correspondent at our request, of one or more Standby Letters of Credit (herein called the "Credit," whether one or more) substantially in accordance with the application attached hereto, or such applications as may hereafter be executed and made a part hereof, the undersigned, jointly and severally, if more than one, agree as follows:

    1. This Standby Letter of Credit Reimbursement Agreement (the "Agreement") is executed and the Credit contemplated hereunder are made pursuant to a Loan and Security Agreement by and between the parties hereto dated May 27, 1994, and all amendments and modifications thereto from time to time (hereinafter called the "Loan Agreement") and all the covenants, representations, agreements, terms and conditions contained therein are incorporated by reference herein. All Applications shall be made on forms substantially identical to Exhibit A attached hereto. Upon execution by any of the undersigned, each Application shall become a part of, and subject to, the terms and conditions of the Loan Agreement and this Agreement.

    2. As to drafts drawn under or purporting to be drawn under the Credit which are payable in United States Currency, we agree (a) in the case of each sight draft, to reimburse you at your issuing office on demand, in United States legal tender, the amount paid on such draft; or, (b) if so demanded by you, to pay to you at said office in advance, in such legal tender, the amount required to pay such draft.

    3. As to drafts drawn under or purporting to be drawn under the Credit which are payable in currency other than United States currency, we agree in the case of each sight draft to reimburse you at your issuing office, on demand, the equivalent of the amount paid, in United States legal tender, at the rate of exchange then current for cable transfers to the place of payment, in the currency in which such draft is drawn. A demand made on one of us shall fix the exchange rate as to all of us. If for any reason whatsoever, there shall be, at the time of your demand of reimbursement or payment, no rate of exchange current for effective cable transfers to the place of payment and in the currency in which any such draft is drawn, we agree to pay you, on demand, in United States legal tender, an amount which, in your sole judgment, shall be sufficient to meet our obligations hereunder, which amount may be applied by you at any time as a payment on account of such obligations; or, at your option, held as security therefor; it being understood, however, that we shall remain liable for any deficiency which may result if such amount in the United States legal tender shall prove to be insufficient to effect full payment or reimbursement to you at the time when a rate of exchange for such transfers shall again be current.

    4. We also agree to pay to you, on demand, your commission of one percent of the stated value of each Credit and all charges and expenses (including all charges for legal services) paid or incurred by you in connection with the Credit, plus correspondent's charges, if any, and interest where chargeable. We agree to pay you beginning one day after demand for reimbursement upon any amounts paid on any draft hereunder interest at a variable rate of interest per annum, which shall change in the manner set forth below equal to three and three-fourths percentage points in excess of the Prime Commercial Rate of The Huntington National Bank. As used herein, Prime Commercial Rate shall mean the rate established by the Bank from time to time based on its consideration of economic, money market, business and competitive factors, and is not necessarily the Bank's most favored rate. Subject to any maximum or minimum interest rate limitation specified herein or by applicable law, the variable rate of interest on the obligation evidenced hereby shall change automatically without notice to the undersigned immediately with each change in the Prime Commercial Rate.

    5. We agree that, in the event of any extension of the maturity or time for presentation of drafts, documents, or any other modification of the terms of the Credit, at the request of any of us, with or without notification to the others, or in the event of any increase in the amount of the Credit at our request this Agreement shall be binding upon us with regard to the Credit so increased or otherwise modified, to drafts, documents, and to any action taken by you or any of your correspondents in accordance with such extension, increase, or other modification.

    6. We hereby expressly authorize you and any of your correspondents to pay any drafts drawn under or purporting to be drawn under the Credit, notwithstanding any discrepancies or irregularities between the drafts and documents presented, and those required by the terms of the Credit; provided that as to discrepancies and irregularities not otherwise covered by the provisions of this Agreement, you or your correspondent so accepting or paying must be furnished with an indemnity satisfactory to you, which, running in our favor as well as yours, covers the discrepancies or irregularities, but is limited to the actual damage directly attributable to such discrepancies or irregularities.

    7. We assume all risks of the acts or omissions of the users of the Credit. We agree that, should the beneficiary under a Credit upon receipt of advice, by cable or otherwise, of the issuance of the Credit, but prior to its actual receipt, negotiate drafts by virtue of such advice, such negotiation shall be considered a proper one and shall be included under the terms and subject to all conditions hereof, and we assume all the risks of the misuses of the Credit, whatsoever. Neither you nor your correspondents shall be responsible for the form, validity, sufficiency, genuineness, or legal effect of documents, even if such documents should in fact prove to be in any or all respect invalid, insufficient, fraudulent, or forged; for the validity or sufficiency of any instrument assigning/transferring or purporting to assign/transfer the Credit or the rights or benefits thereunder or proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason; for failure of any draft to bear any reference or adequate reference to the Credit, or failure of documents to accompany any draft at negotiation, or failure of documents to accompany any draft at payment if sent by duplicate mail, or failure of any person to note the amount of any draft on the reverse of the Credit, or to surrender to take up the Credit or to send forward documents apart from drafts, as required by the terms of the Credit, each of which provisions, if contained in the Credit itself, it is agreed, may be waived by you; or for errors, omissions, interruptions, or delays in transmission or delivery of any messages by mail, cable, telegraph, wireless, or otherwise, whether or not they be in cipher; nor shall you be responsible for any error, neglect, or default of any of your correspondents for errors in translation, or for errors in interpretation of technical terms, or for any consequences arising from causes beyond your control; and none of the above shall affect, impair, or prevent the vesting of any of your rights or powers hereunder. You shall have the right to transmit the terms of the Credit without translating them. We shall protect you and any other drawee in paying any draft dated on or before the expiration of any time limit expressed in the Credit, regardless of when drawn and when or whether negotiated. If the Credit provides that payment is to be made by your correspondent, neither you nor such correspondent shall be responsible for the failure of any of the documents specified in the Credit to come into your hands, or for any delay in connection therewith; and our obligation to reimburse you for payments made or obligations incurred shall not be affected by such failure or delay in the receipt by you of any of such documents. In furtherance and extension and not in limitation of the specific provisions herein before set forth, we agree that any action taken by you or any correspondent of yours, under or in connection with the Credit or the relative drafts and documents, if taken in good faith, shall be binding on us, and shall not put you or your correspondent under any resulting liability to us, and we make the same agreement as to any inaction or omission, unless in breach of good faith.

    You shall not in any way be liable for any failure by you or anyone else to pay any draft under the Credit resulting from any censorship, law, control or restriction rightfully or wrongfully exercised by any de facto or de jure domestic or foreign government or agency, or from any other cause beyond your control or the control of your correspondents, agents, or sub-agents, or for any loss or damage to us or anyone else resulting from any such failure to pay, all such risks being expressly assumed by us, and we agree to indemnify and hold you harmless from any claim, loss, liability, or expense arising by reason of any such failure to pay. We are responsible to you for all obligations imposed upon you with respect to the Credit or the relative drafts and documents.

    8. Each of us agrees that the balance of every account of us or any of us with you and each claim of us or any of us against you existing from time to time, shall be subject to a lien and subject to be set off against any and all such liabilities of us or any of us; and you may at any time or from time to time at your option after the occurrence of an "Event of Default" under the Loan Agreement and without notice appropriate and apply toward the payment of any of such liabilities of us or any of us the balance of each such account of us or any of us with you and each such claim of us or any of us against you, and we and each of us, will continue liable for any deficiency. Each of us agrees that all property of every description, now or hereafter in your possession or custody, or in transit to you for any purpose, including safekeeping, collection, or pledge, for the account of us or any of us, or as to which we or any of us may have any interest, right, or power, whether or not such property is in whole or in part released to us or any of us on trust or bailee receipt, are hereby made security and subject to a lien and security interest in your favor for any and all such liabilities of us or any of us. You may at any time and from time to time after the occurrence of an "Event of Default" under the Loan Agreement, without notice, transfer into your own name or that of your nominee, any property so held as collateral. Each of us agrees that upon the occurrence of an "Event of Default" under the Loan Agreement, then (a) any and all such liabilities of us or any of us shall, at your option, become and be immediately due and payable, without notice, presentation, demand of payment or protest, all such being hereby expressly waived, and (b) you shall have all the rights and remedies set forth in the Loan Agreement and in any instrument, agreement or document executed by us in connection with the Loan Agreement as well as any other rights and remedies to which you may otherwise be entitled at law or in equity. Demands on or any notices to us or any of us respectively shall be made in the manner set forth in Section 9.1 of the Loan Agreement. Each of us agrees that with or without notification to any of us, you may exchange, release, surrender, realize upon, release on trust receipt to any of us, or otherwise deal with any property by whomsoever pledged, mortgaged, or subjected to a security interest to secure directly or indirectly any of the obligations hereunder or for which any of the undersigned may be liable.

     We will bear and pay all expenses of every kind (including all charges for legal services) of the enforcement of any of your rights herein mentioned, of any claim or demand by you against us or any of us, and of any actual or attempted sale, exchange, enforcement, collection maintenance, retention, insurance, compromise, settlement, release, delivery on trust receipt, or delivery of any such security, and of the receipt of proceeds thereof, and will repay to you any such expenses incurred by you.

    9. None of your options, powers or rights (including those hereunder) shall be waived unless you or your authorized agent shall have signed such waiver in writing. No such waiver, unless expressly as stated herein, shall be effective as to any transaction which occurs subsequent to the date of such waiver, nor as to any continuance of a breach after such waiver. No segregation or specific allocation by you of specified collateral against any liability shall waive or affect any lien of any sort against other securities or property or any of your options, powers or rights (including those hereunder).

    10. The word "property" as used in this Agreement includes goods, merchandise, securities, funds, choses in action, and any and all other forms of property, whether real, personal, or mixed, and any right or interest therein. Property in your possession shall include property in possession of anyone for you in any manner whatsoever. Your options, powers and rights specified in this Agreement are in addition to those otherwise created. You are hereby expressly given the right and power in furtherance of any right, power or privilege which you may have hereunder or in connection with the Credit to execute any endorsements, assignments, or other instruments of conveyance or transfer in our name, place and stead, covering any property standing in our name or belonging to us of every kind and description which you may hold or which may come into your possession under the Credit or by reason of this Agreement.

    11. If the Credit states that except so far as otherwise expressly stated, it is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce (Publication No.
500) (herein called the "Uniform Customs"), the Credit shall be so subject in all respects; and (a) that, if the Credit does not state that except so far as otherwise expressly stated it is subject to the Uniform Customs, you and any of your correspondents may, without limiting the type of document acceptable according to any other provisions of this Agreement, accept documents of any character which comply with the Uniform Customs, or which comply with the laws or regulations in force and customs and usages of the place of negotiation, and (b) that you and any of your correspondents may receive, negotiate, and pay as complying with the terms of the Credit, any drafts or other documents, otherwise in order, which may be signed by, or issued to, the administrator or executor of, or the trustee in bankruptcy of, or the receiver for any of the property of the party in whose name the Credit provides that any drafts or other documents should be drawn or issued.

    12. You are hereby expressly authorized and directed to honor any request for payment which is made under and in compliance with the terms of said Credit without regard to, and without any duty on your part to inquire into, the existence of any disputes or controversies between any of the undersigned, the beneficiary of the Credit, or any other person, firm or corporation, or the respective rights, duties, or liabilities of any of them or whether any facts or occurrences represented in any of the documents presented under the Credit are true or correct. Furthermore, we fully understand and agree that your sole obligation to us shall be limited to honoring requests for payment made under and in compliance with the terms of the Credit and this Agreement and your obligation remains so limited even if you may have assisted us in the preparation of the wording of the Credit or any documents required to be presented thereunder or that you may otherwise be aware of the underlying transaction giving rise to the Credit and this Agreement.

    13. If the undersigned is a banking institution, the undersigned hereby appoints you as its agent to the extent of issuing the Credit in accordance with and subject to the terms and provisions of this Agreement.

    14. If the Credit shall be issued by your correspondent in accordance with this Agreement, each of the warranties, liabilities and other terms of this Agreement or of the Credit shall run in your favor as well as that of your correspondent so issuing the Credit.

    15. Each of the undersigned authorizes any attorney at law to appear in any Court of Record in the State of Ohio or in any state or territory of the United States after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against any one or more of the undersigned in favor of the Bank for the amount then appearing due together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution. No such judgment or judgments against less than all of the undersigned shall be a bar to a subsequent judgment or judgments against any one or more of the undersigned against whom judgment has not been obtained hereon, this being a joint and several warrant of attorney to confess judgment.

    16.  WE HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY
CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO YOUR OR OUR DEALINGS WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND WE HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT WE OR YOU MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY

COURT AS WRITTEN EVIDENCE OF OUR CONSENT TO THE WAIVER OF OUR RIGHT TO TRIAL BY JURY.

    17. This Agreement shall be binding upon us, our heirs, executors, administrators, successors, and assigns, and shall inure to the benefit of, and to be enforceable by, you, your successors, transferees and assigns. If this Agreement should be terminated or revoked by operation of law as to us, or any of us, we will indemnify and save you harmless from any loss which may be suffered or incurred by you in acting hereunder, prior to the receipt by you or your transferees or assigns of notice in writing of such termination or revocation. If this Agreement is signed by two or more parties, it shall be the joint and several agreement of such parties and whenever used herein, the singular number shall include the plural, and the plural the singular. This Agreement shall be governed by and construed in accordance with the law of the State of Ohio.


                                WARNING


BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                           Very truly yours,

                                           CINCINNATI MICROWAVE, INC.

                                           By:

                                           Its:

                            EXHIBIT B

               SCHEDULE OF PERMITTED ENCUMBRANCES

                                                   Maximum Amount
Secured Party        Description of Items          of Obligation

Hewlett-Packard      Logic Analyzers, Digitizing
Company              Oscilliscope, Preprocessor
                     1/F, 83640A Sweepers, Opt 001
                     Step Attenuators, 2 Channel
                     RF Multipath Fading
                     Simulator, 9kHz-2.9GHz RF
                     Spectrum Analyzer and HP-IB
                     Interface for HP printer;

                     Specific equipment more fully
                     described in financing stmt.
                     nos. AK76875* filed on 2-9-94
                     with the Ohio Secretary of
                     State and 94-21117* filed on 2-1-94
                     with the Hamilton County Recorder;

                     Specific equipment more
                     fully described in financing stmt.
                     nos. AK88300* filed on 3-31-94
                     with the Ohio Secretary of
                     State and 94-58913* filed on
                     3-31-94 with the Hamilton
                     County, Recorder;

                     Specific equipment more
                     fully described in financing stmt.
                     nos. AK55298* filed on 10-27-93
                     with the Ohio Secretary of
                     State and 93-194026* filed on 10-27-93
                     with the Hamilton County Recorder;

                     Specific equipment more
                     fully described in financing stmt.
                     nos. AK55299* filed on 10-27-93
                     with the Ohio Secretary of
                     State and 93-194029* filed on 10-27-93
                     with the Hamilton County Recorder;

                     Specific equipment more
                     fully described in financing stmt.
                     nos. AK26078* filed on 6-14-93
                     with the Ohio Secretary of
                     State and 93-100501* filed on
                     6-14-93 with the Hamilton County
                     Recorder;

                     Specific equipment more
                     fully described in financing stmt.
                     nos. AK26199* filed on 6-15-93
                     with the Ohio Secretary of
                     State and 93-101656* filed 6-15-93 with
                     the Hamilton County Recorder;

                     Specific equipment more
                     fully described in financing stmt.
                     no. AK46346* filed on 9-16-93
                     with the Ohio Secretary of
                     State

The CIT Group/       Certificate of Deposit
Equipment            Nos. 003-0092675194 and
Financing, Inc.      003-0092675178;
                     Specific equipment
                     more fully described in
                     financing stmt. no. AH0099963*
                     filed on 2-24-93 with
                     the Ohio Secretary of
                     State, financing stmt. no.
                     43335* filed 5-3-93 with
                     the Warren County, Ohio Recorder,
                     financing statement no. 6068 filed
                     4-23-93 with the Warren County,
                     Ohio Recorder,
                     and financing stmt. no. 93-30291*
                     filed on 2-25-93 with the
                     Hamilton County Recorder

First National       1 Clausing/Kondia 3 Axis
Bank of SW Ohio      CNC Milling Machine w/ 20M
                     CNC Dynapath controller,
                     s/n X-643

Star Bank, NA        Savin 9550 Copier with bin
Information          stapler/sorter and Savin 9335
Leasing Corporation  Copier w/bin stapler/sorter

The CIT Group/       Specific equipment manufactured
Equipment            by Fuji                           $3,100,000.00
Financing, Inc.**

Information          Specific automated distribution
Leasing              equipment                         $120,000.00
Corporation**


Those items set forth in commitment no. 31-94-00199 issued by First American Title Insurance Company that have been approved by the Bank for inclusion in the final title policy to be issued to insure the lien of the Open-End Mortgage, Assignment of Rents and Security Agreement executed and delivered to the Bank by the Company as of the date of the Agreement with respect to certain real property owned by the Company and located in Warren County, Ohio.


 *       As in effect as of the date of this Agreement

** Will be subject to lease agreement to be executed after the date of this Agreement.

                                  EXHIBIT C

                      SCHEDULE OF BUSINESS LOCATIONS

                             One Microwave Plaza
                           Cincinnati, Ohio 45249

                                  Exhibit D

CINCINNATI MICROWAVE, INC.

CAPITAL STOCK
AS OF DECEMBER 26, 1993*



                                                                       AUTHORIZED      ISSUED     OUTSTANDING**
                                                                       ----------      ------     -----------
COMMON SHARES WITHOUT PAR VALUE  ($0.20 STATED VALUE)                   20,000,000    17,053,120    10,849,212

JAMES L. JAEGER**                                                                                    6,193,179

 * based upon SEC 10-K filing for 1993; only one class of stock

** as of February 27, 1994


                                                                     EXTEND.XLS


CINCINNATI MICROWAVE, INC.
TAX EXTENSIONS FILED

FEDERAL
CINCINNATI MICROWAVE, INC.
SUBS:     EARTH TERMINALS, INC.
          FIVE WAY MARKETING, INC.
          CMI TECHNOLOGIES, INC.
          CINCINNATI MICROWAVE AUSTRALIA
          CINCINNATI MICROWAVE COMMUNICATIONS, INC.
FILED: MARCH 14, 1994
ESTIMATED PAID: $0

STATE
CINCINNATI MICROWAVE, INC.
FILED: MARCH 28, 1994
ESTIMATED PAID: $20,000

CMI TECHNOLOGIES, INC.
FILED: MARCH 28, 1994
ESTIMATED PAID: $3,650

FIVE WAY MARKETING, INC.
FILED: MARCH 28, 1994
ESTIMATED PAID: $200

EARTH TERMINALS, INC.
FILED: MARCH 28, 1994
ESTIMATED PAID: $0

CINCINNATI MICROWAVE AUSTRALIA
FILED: MARCH 28, 1994
ESTIMATED PAID: $0

CINCINNATI MICROWAVE, INC.
FILED: JANUARY 28, 1994
ESTIMATED PAID; $20,000

CMI TECHNOLOGIES, INC.
FILED: JANUARY 28, 1994
ESTIMATED PAID: $3,650

FIVE WAY MARKETING, INC.
FILED: JANUARY 28, 1994
ESTIMATED PAID: $200

EARTH TERMINALS, INC.
FILED: JANUARY 28, 1994
ESTIMATED PAID: $50

CINCINNATI MICROWAVE AUSTRALIA
FILED: JANUARY 28, 1994
ESTIMATED PAID: $50

PERSONAL PROPERTY -- WARREN COUNTY
CINCINNATI MICROWAVE, INC.
FILED: APRIL 30, 1994
ESTIMATED PAID: $0


                                                                  5/11/94 A.D.M.

CINCINNATI MICROWAVE, INC.
STATUS OF SUBSIDIARIES
MAY 1994



                 SUBSIDIARY                                         STATUS

                 EARTH TERMINALS, INC.                              INACTIVE

                 FIVE WAY MARKETING, INC.                           INACTIVE

                 CMI TECHNOLOGIES, INC.                             INACTIVE

                 CINCINNATI MICROWAVE AUSTRALIA                     INACTIVE

                 CINCINNATI MICROWAVE COMMUNICATIONS, INC.          DISSOLVED















SHEET XLT                                                      5/13/94 8:23 AM

                              SECRETARY OF STATE




                               STATE OF NEVADA



                          CERTIFICATE OF REVOCATION


I, CHERYL A. LAU, the duly qualified and elected Secretary of State of the State of Nevada, do hereby certify that the Charter of CINCINNATI MICROWAVE COMMUNICATIONS, INC. incorporated under the laws of the State of Nevada, JUNE 11, 1985 is now revoked for failure to file Annual List of Officers, Directors and Resident Agent for the filing period JUNE, 1992 to JUNE, 1993 and to pay filing fee and penalty thereon, pursuant to the provisions of the Nevada Revised Statutes 78.150, 78.165 and 78.170 (1993). The Charter of the above corporation was revoked on



                          IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office, in Carson City, Nevada, this 1st day of December, 1993.


                                  /s/  CHERYL A. LAU
                                  Secretary of State


                          By      /s/   LISSA ROJAS

                                        Deputy

                                                                     EXHIBIT G

                          CINCINNATI MICROWAVE, INC.

                 SCHEDULE OF PENDING LITIGATION AND JUDGMENTS

                    A.  VENDOR LITIGATION
      VENDOR                            AMOUNT                      COURT OR JUDGMENT
                                   OUTSTANDING AS OF                      STATUS
                                     MAY 18, 1994*
- ---------------------------------------------------------------------------------------------------
1.  Micro Alliance, Inc.                       $0.00         Judgment in Court of Common
                                                             Pleas, Warren County, Ohio. Case
                                                             No. 93CV50915

2.  Penstock. Inc.                             $0.00         Full Satisfaction of Judgment filed in
                                                             Santa Clara County Municipal Court,
                                                             Case No. DC93269244 (March 28,
                                                             1994)

3.  Safco Corporation                          $0.00         Agreed Order entered December 2,
(Safeco alleges that                                         1993, Circuit Court of Cook County,
cancellation charges are due;                                Illinois, Case No. 93L050127, with
CMI is disputing this claim but                              standstill provision
has been willing to resolve)

4. Office Outfitters                           $0.00         Judgment entered in Court of
                                                             Common Pleas, Warren County,
                                                             Case No. 93EX7729

5. Frank's Industries, Inc.                $4,908.60         Voluntary Dismissal filed without
                                                             prejudice in Court of Common
                                                             Pleas, Hamilton County, Ohio, Case
                                                             No. A93-6050 (February 11, 1994)

6. Shokai Far East Limited                $42,939.33         Judgment entered in Court of
                                                             Common Pleas, Warren County,
                                                             Case No. 93CV51262

7. CM Temporary Services,                 $25,194.11         Judgment entered in Court of
Inc.                                                         Common Pleas, Warren County,
                                                             Ohio, Case No. 93CV50981 (August
                                                             20,1993)

8. Jergen's Inc.                           $4,237.31         Judgment entered in Court of
                                                             Common Pleas, Hamilton County,
                                                             Case No. A9303207


- ---------------------------------------------------------------------------------------------------
 9.  Schroeder's                                $0.00         Summary Judgment entered in Court
                                                              of Common Pleas, Warren County,
                                                              Case No. 93CV50894 (February 11,
                                                              1994)

10.  Right Source                               $0.00         Court of Common Pleas, Warren
                                                              County, Case No. 93CV50857

11. SRS Manufacturing                           $0.00         Agreed Judgment entered in Court of
                                                              Common Pleas, Warren county,
                                                              Case No. 93CV51226

12. Leesal Tech                             $8,358.27         Court of Common Pleas, Hamilton
                                                              County, Case No. A9303438
- ---------------------------------------------------------------------------------------------------
    TOTAL OUTSTANDING                      $85,637.62
===================================================================================================

* Per Cincinnati Microwave's
 Records; Does Not Include
 Any Interest Or Legal Fees


                          CINCINNATI MICROWAVE, INC.

                 SCHEDULE OF PENDING LITIGATION AND JUDGMENTS


B.      OTHER LITIGATION OR INVESTIGATIONS

1. Bright Star, Inc. v. Guardian Technologies, Inc., Indiana Superior Court, Marion, County, Case No. 49-C019207 CP2548 for breach of contract.

2. Debbie L. Miller v. Cincinnati Microwave and Wes Trimble Administrator Bureau of Worker's Compensation, Court of Common Pleas, Warren County, Case
No. 94CV51715, appeal of denial of Worker's Compensation claim. Only issue is entitlement to benefits; result will not affect Cincinnati Microwave's Worker's Compensation premium rates.

3. Cincinnati Microwave, Inc. v. B.E.L.-Tronics Limited, United States District Court, Southern District of Ohio, Western Division, Case No. C-1-92-715, for patent infringement.

4. Felicia Guadian individually and as the representative of the estate of Richard Guadian, Jr. v. Guardian Technologies, Inc., et al., Superior Court of California, County of Monterey, Case No. 97849, for wrongful death of Richard Guadian.

5. The U.S. Department of Labor, Wage and Hour Division, currently is investigating the Cincinnati Microwave's payroll practices focusing on the Department's overtime pay regulations. The investigation is expected to be completed by mid-June, 1994.

6. From time to time, Cincinnati Microwave has disputes with consumers regarding products purchased and such consumers may threaten to commence litigation if such disputes are not resolved to their satisfaction.

                FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

        THIS FIRST AMENDMENT (this "Amendment") to the Loan and Security Agreement is entered into as of the 28th day of December, 1994, by and between Cincinnati Microwave, Inc. (hereinafter the "Company") and The Huntington National Bank (hereinafter the "Bank").

                                  RECITALS:

        A. As of May 27, 1994, the Company and the Bank executed a certain Loan and Security Agreement (hereinafter the "Loan Agreement") which sets forth the terms of certain loans to the Company; and

        B. As of May 27, 1994, the Company executed and delivered to the Bank, inter alia, a revolving promissory note in the original principal sum of Six Million Dollars ($6,000,000.00) (hereinafter the "Revolving Note"); and

        C. As of May 27, 1994, the Company executed and delivered to the Bank, inter alia, a commercial loan promissory note in the original principal sum of Four Million Dollars ($4,000,000.00) (hereinafter the "Term Note"); and

        D. In connection with the Loan Agreement, the Revolving Note and the Term Note, the Company executed and delivered to the Bank certain other loan documents, an open-end mortgage, assignment of rents and security agreement, lockbox agreements, consents, assignments, security agreements, agreements, instruments and financing statements in connection with the indebtedness referred to in the Loan Agreement (all of the foregoing, together with the Revolving Note, the Term Note and the Loan Agreement, are hereinafter collectively referred to as the "Loan Documents"); and

        E. The Company and the Bank desire to amend and modify certain terms in the Loan Agreement, increase the principal sum of the Revolving Note and decrease the principal sum of the Term Note.

        NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Company and the Bank, for themselves and their successors and assigns do hereby agree, recite, represent and warrant as follows:

        1. Section 1.1, "The Loan," of the Loan Agreement is hereby amended to recite in its entirety that:

        1.1 The Loan. The Bank, subject to the terms and conditions hereof, will make loans and advances to the Company up to the principal sum of $10,000,000.00 (the "Loan"). The Loan shall be comprised of (a) loans and advances on a revolving basis up to the principal sum of $7,000,000.00 subject to the terms and conditions hereof (the "Revolving Loan"), (b) a term loan providing for advances up to the principal sum of $3,000,000.00, subject to the terms and conditions hereof (the "Term Loan"), and (c) a standby letter of credit facility for the issuance of standby letters of credit with an aggregate maximum stated value not to exceed $1,000,000.00 (the "Letters of Credit"). Notwithstanding the individual limits of the Revolving Loan and the Letters of Credit set forth in the immediately preceding sentence, the outstanding principal balance of the Revolving Loan, plus the aggregate stated value of the outstanding Letters of Credit shall not exceed $7,000,000.00.

        2. Section 1.2, "Lending Formula," of the Loan Agreement is hereby amended to recite in its entirety that:

        1.2 Lending Formula. The principal balance of the Revolving Loan plus the aggregate stated value of the outstanding Letters of Credit shall not exceed an amount equal to the sum of (i) the lesser of 40% of Eligible Inventory or $3,000,000.00; plus (ii) 80% of Eligible Accounts (collectively the "Borrowing Base"). The Bank, in its sole discretion, reserves the right upon notice to the Company to increase or decrease the foregoing percentages or the maximum dollar amount attributable to Eligible Inventory; provided, however, that the Bank shall not increase or decrease the foregoing percentages by more than ten percentage points or increase or decrease the maximum dollar amount attributable to Eligible Inventory by more than ten percent in the aggregate, unless an Event of Default or Pending Default shall have occurred and be continuing or unless the Bank shall have determined in good faith that a material change in the Company's business, prospects, properties or condition (financial or otherwise) has occurred.

        3. Concurrently with the execution of this Amendment, the Company shall execute and deliver to the Bank First Note Modification Agreements in the form of Exhibit A and Exhibit B attached to this Amendment.

        4. Nothing contained is this Amendment shall be construed to in any manner affect, modify, cure, or effect a waiver of the occurrence and/or continuance of any "Event of Default" by the Company under the terms of the Loan Agreement or the Loan Documents or other documents executed in connection therewith. The Company agrees further that any other indulgence granted the Company by the Bank shall in no way indicate the Bank's agreement to any further indulgence.

        5. Each reference to the Loan Agreement, whether by use of the phrase "Loan and Security Agreement," "Loan Agreement," "Agreement," the prefix "herein" or any other term, and whether contained in the Loan Agreement itself, in this Amendment or any document executed concurrently herewith or in any loan documents executed hereafter, shall be construed as a reference to the Loan Agreement as amended by this Amendment.

        6. The Company hereby reaffirms each and every warranty and representation made in the Loan Documents as if the same were made as of the date this Amendment becomes effective, except to the extent that such warranties and representations expressly relate to an earlier date.

        7. Except as modified herein, the Loan Agreement, Loan Documents and all other agreements as to payment, guarantee of payment or security executed in connection therewith shall remain as written originally and in full force and effect in all respects, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Bank may have thereunder. Any modification or waiver of any of the agreements, covenants, or terms of the Loan Agreement or the Loan Documents shall not be construed as the Bank's agreement or intention to agree to any further modifications or waivers.

        8. The Company agrees to perform and observe all of the covenants, agreements, stipulations, and conditions to be performed under the Loan Agreement, Loan Documents, and all other related agreements, as amended hereby.

        9. The Company hereby represents and warrants to the Bank that (a) the Company has legal power and authority to execute and deliver the within Amendment; (b) the officer executing the within Amendment on behalf of the Company has been duly authorized to execute and deliver the same and bind the Company with respect to the provisions provided for herein; (c) the execution and delivery hereof by the Company and the performance and observance by the Company of the provisions hereof do not violate or conflict with the articles of incorporation, regulations or by-laws of the Company or any law applicable to the Company or result in the breach of any provision of or constitute a default under any agreement, instrument or document binding upon or enforceable against the Company; and (d) this Amendment constitutes a valid and legally binding obligation upon the Company in every respect.

        10. THIS AMENDMENT shall become effective only upon its execution by all parties hereto.

        11. The capitalized terms herein shall have the same meanings as the capitalized terms in the Loan Agreement as amended hereby.

        IN WITNESS WHEREOF, the Company and the Bank have hereunto set their hands at Cincinnati, Ohio on the date first set forth above.


                                        COMPANY:

                                        CINCINNATI MICROWAVE, INC.


                                        By:  /s/ JOHN W. NOLAND
                                             ----------------------------------
                                        Its: Executive Vice President and
                                             Chief Operating Officer



                                        BANK:

                                        THE HUNTINGTON NATIONAL BANK


                                        By:  /s/ STEVEN M. KUHN
                                             ----------------------------------
                                        Its: Vice President

               SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT


        THIS SECOND AMENDMENT (this "Amendment") to the Loan and Security Agreement is entered into as of the 17th day of March, 1995, by and between Cincinnati Microwave, Inc. (hereinafter the "Company") and The Huntington National Bank (hereinafter the "Bank").

                                   RECITALS:

        A. As of May 27, 1994, the Company and the Bank executed a certain Loan and Security Agreement, which was amended by a certain First Amendment to Loan and Security Agreement dated as of December 28, 1994 (hereinafter collectively the "Loan Agreement"), setting forth the terms of certain loans to the Company; and

        B. As of May 27, 1994, the Company executed and delivered to the Bank, inter alia, a revolving promissory note in the original principal sum of Six Million Dollars ($6,000,000.00), which was amended by a certain First Note Modification Agreement (Revolving Note) and by a certain Second Note Modification Agreement (Revolving Note), both dated as of December 28, 1994 (hereinafter the "Revolving Note"); and

        C. As of May 27, 1994, the Company executed and delivered to the Bank, inter alia, a commercial loan promissory note in the original principal sum of Four Million Dollars ($4,000,000.00), which was amended by a certain First Note Modification Agreement (Term Note) and by a certain Second Note Modification Agreement (Term Note), both dated as of December 28, 1994 (hereinafter the "Term Note"); and

        D. In connection with the Loan Agreement, the Revolving Note and the Term Note, the Company executed and delivered to the Bank certain other loan documents, an open-end mortgage, assignment of rents and security agreement, lockbox agreements, consents, assignments, security agreements, agreements, instruments and financing statements in connection with the indebtedness referred to in the Loan Agreement (all of the foregoing, together with the Revolving Note, the Term Note and the Loan Agreement, are hereinafter collectively referred to as the "Loan Documents"); and

        E. The Company and the Bank desire to amend and modify certain terms in the Loan Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Company and the Bank, for themselves and their successors and assigns do hereby agree, recite, represent and warrant as follows:

        1. Section 6.11, "Trade Accounts Payable," of the Loan Agreement is hereby amended to recite in its entirety that:

                6.11 Trade Accounts Payable. Beginning December 26, 1994, and continuing at all times thereafter, the Company shall not permit more than 15% of its trade accounts payable to be past due for more than 60 days.

        2. Section 6.14, "Tangible Net Worth," of the Loan Agreement is hereby amended to recite in its entirety that:

                6.14 Tangible Net Worth. The Company shall maintain at all times a Tangible Net Worth of (a) not less than $10,000,000.00 beginning December 26, 1994, and continuing through and including December 30, 1995, and (b) not less than $13,000,000.00 beginning
                December 31, 1995, and continuing at all times thereafter. "Tangible Net Worth" shall mean the shareholder's equity of the Company, minus the sum of all of the following: (i) the excess of cost over the value of net assets of purchased businesses, rights, and other similar intangibles, (ii) organizational expenses,
                (iii) intangible assets (to the extent not reflected in the foregoing), (iv) goodwill, (v) deferred charges or deferred financing costs, (vi) loans or advances to and/or accounts or notes receivable from Affiliates, and (vii) non-compete agreements.

        3. Section 6.15, "Book Net Worth," of the Loan Agreement is hereby amended to recite in its entirety that:

                6.15 Book Net Worth. The Company shall maintain at all times a book net worth of (a) not less than $13,000,000.00 beginning December 26, 1994, and continuing through and including December 30, 1995, and (b) not less than $16,500,000.00 beginning December 31, 1995, and continuing at all times thereafter.

        4. Section 6.16, "Working Capital," of the Loan Agreement is hereby amended to recite in its entirety that:

                6.16 Working Capital. The Company shall maintain at all times a working capital of not less than $500,000.00 beginning December 26, 1994, and continuing at all times thereafter. For purposes of this Agreement, "working capital" shall mean the excess of current assets over current liabilities. For the purposes of this section, the indebtedness of the Company under the Loan shall be classified as a long-term liability.

        5. Section 6.17, "Ratio of Total Liabilities to Tangible Net Worth," of the Loan Agreement is hereby amended to recite in its entirety that:

                6.17 Ratio of Total Liabilities to Tangible Net Worth. The Company shall maintain at all times a ratio of (a) Total Liabilities to (b) Tangible
                Net Worth of (i) not greater than 2.5 to 1.00 beginning December 26, 1994, and continuing at all times thereafter. "Total Liabilities" shall mean with respect to the Company (i) all indebtedness for borrowed money or for the deferred purchase price of property or services, (ii) any other indebtedness which is evidenced by a note, bond, debenture or similar instrument, (iii) all obligations with respect to any letter of credit issued for the account of the Company, (iv) all obligations in respect of acceptances issued or created for the account of the Company, (v) lease obligations which, in accordance with GAAP, should be capitalized, (vi) all liabilities (including lease obligations) secured by any lien or encumbrance on any property owned by the Company even though the Company has not assumed or otherwise become liable for the payment thereof,
                (vii) all obligations of the Company with respect to interest rate protection agreements (valued at the termination value thereof computed in accordance with a method approved by the International Swap Dealer's Association), and
                (viii) all other obligations of the Company which, in accordance with GAAP, would be classified upon a balance sheet as liabilities (except capital stock and retained earnings).

        6. Section 6.18, "No Losses," of the Loan Agreement is hereby amended to recite in its entirety that:

                6.18 No Losses. Except for losses from operations which do not exceed in the aggregate the sum of $3,000,000.00 during the first and second fiscal quarters in 1995, and (b) $3,000,000.00 during the first and second fiscal quarters in 1996, the Company shall incur no losses in any fiscal quarter in any fiscal year (excluding the effect of extraordinary gains from sales, exchanges or other dispositions of property not in the ordinary course of business).

        7. Effective upon the execution of this Amendment, the Company represents and warrants that no "Event of Default," as defined in the Loan Agreement, has occurred and is continuing, nor will any occur immediately after the execution and delivery of this Amendment by the performance or observance of any provision hereof.

        8. Each reference to the Loan Agreement, whether by use of the phrase "Loan and Security Agreement," "Loan Agreement," "Agreement," the prefix "herein" or any other term, and whether contained in the Loan Agreement itself, in this Amendment or any document executed concurrently herewith or in any loan documents executed hereafter, shall be construed as a reference to the Loan Agreement as amended by this Amendment.

        9. The Company hereby reaffirms each and every warranty and representation made in the Loan Documents as if the same were made as of the date this Amendment becomes effective, except to the extent that such warranties and representations expressly relate to an earlier date.

        10. Except as modified herein, the Loan Agreement, Loan Documents and all other agreements as to payment, guarantee of payment or security executed in connection therewith shall remain as written originally and in full force and effect in all respects, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Bank may have thereunder. Any modification or waiver of any of the agreements, covenants, or terms of the Loan Agreement or the Loan Documents shall not be construed as the Bank's agreement or intention to agree to any further modifications or waivers.

        11. The Company agrees to perform and observe all of the covenants, agreements, stipulations, and conditions to be performed under the Loan Agreement, Loan Documents, and all other related agreements, as amended hereby.

        12. The Company hereby represents and warrants to the Bank that (a) the Company has legal power and authority to execute and deliver the within Amendment; (b) the officer executing the within Amendment on behalf of the Company has been duly authorized to execute and deliver the same and bind the Company with respect to the provisions provided for herein; (c) the execution and delivery hereof by the Company and the performance and observance by the Company of the provisions hereof do not violate or conflict with the articles of incorporation, regulations or by-laws of the Company or any law applicable to the Company or result in the breach of any provision of or constitute a default under any agreement, instrument or document binding upon or enforceable against the Company; and (d) this Amendment constitutes a valid and legally binding obligation upon the Company in every respect.

        13. THIS AMENDMENT shall become effective only upon its execution by all parties hereto.

        14. The capitalized terms herein shall have the same meanings as the capitalized terms in the Loan Agreement as amended hereby.

        IN WITNESS WHEREOF, the Company and the Bank have hereunto set their hands at Cincinnati, Ohio on the date first set forth above.

                                        COMPANY:

                                        CINCINNATI MICROWAVE, INC.

                                        By:  /s/ WALTER P. MASAVAGE
                                             -----------------------------
                                        Its: Vice President and Controller


                                        BANK:

                                        THE HUNTINGTON NATIONAL BANK

                                        By:  /s/ STEVEN M. KUHN
                                             -----------------------------
                                        Its: Vice President

                    FIRST MORTGAGE MODIFICATION AGREEMENT

        This First Mortgage Modification Agreement (this "Agreement") is made as of the 28th day of December, 1994, by Cincinnati Microwave, Inc., an Ohio corporation whose address is One Microwave Plaza, Cincinnati, Ohio 45249 (herein "Borrower") and The Huntington National Bank, a national banking association whose address is 105 West Fourth Street, Suite 400, Cincinnati, Ohio 45202 (herein "Lender").

                                 WITNESSETH:

        WHEREAS, the Borrower executed a certain Open-End Mortgage Assignment of Rents and Security Agreement in favor of Lender, dated the 27th day of May, 1994, and recorded May 27, 1994, in Official Record Volume 1003, Page 706, Recorder's Office, Warren County, Ohio (the "Mortgage"), to secure certain indebtedness evidenced by Borrower's revolving note dated May 27, 1994, in the original principal sum of Six Million Dollars ($6,000,000.00) (the "Revolving Loan"), and by Borrower's commercial loan note dated May 27, 1994, in the original principal sum of Four Million Dollars ($4,000,000.00) (the "Term Loan"); and

        WHEREAS, as of even date herewith, Lender and Borrower have entered into a certain First Note Modification Agreement (Revolving Note) (the "Revolving Note Modification Agreement") whereby certain terms of the Revolving Loan were revised; and

        WHEREAS, as of even date herewith, Lender and Borrower have entered into a certain First Note Modification Agreement (Term Note) (the "Term Note Modification Agreement") whereby certain terms of the Term Loan were revised; and

        WHEREAS, in connection with the Revolving Note Modification Agreement, Lender and Borrower desire to amend the Mortgage to reflect certain revised terms of the Revolving Loan.

        WHEREAS, in connection with the Term Note Modification Agreement, Lender and Borrower desire to amend the Mortgage to reflect certain revised terms of the Term Loan.

        NOW, THEREFORE, for and in consideration of the covenants set forth herein, Lender and Borrower hereby agree as follows:

        1. The second paragraph on the first page of the Mortgage is hereby deleted in its entirety and the following paragraph is hereby inserted in its place:

        WHEREAS, Borrower is indebted and/or liable to Lender up to the principal sum of Ten Million and 00/100
        Dollars ($10,000,000.00), which indebtedness and/or liability is evidenced by (i) a certain Loan and Security Agreement between Borrower and Lender, dated of even date herewith (the "Loan Agreement"), (ii) Borrower's term promissory note in an amount up to the principal amount of $3,000,000.00 (the "Term Note"), providing for monthly installments of principal and interest, (iii) Borrower's revolving promissory note in an amount up to the principal amount of $7,000,000.00 (the "Revolving Note"), providing for monthly installments of interest and for advances, repayments and readvances in partial amounts prior to maturity, and (iv) a certain Standby Letter of Credit Reimbursement Agreement between Borrower and Lender, dated of even date herewith (the "Reimbursement Agreement") (the Term Note, Revolving
        Note and Reimbursement Agreement are collectively referred to as the "Note");

        2. All covenants, terms and conditions set forth in the Mortgage, except those amended hereby, are and shall remain in full force and effect and are hereby ratified, assumed and reaffirmed.

        IN WITNESS WHEREEOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                         LENDER:

Signed and Acknowledged                  THE HUNTINGTON NATIONAL BANK
 in the presence of:

/s/ LISA TWELVES                         By:  /s/ STEVEN M. KUHN
- ---------------------------------           ---------------------------------
(signed name)                            Its:  Vice President

LISA TWELVES
- ---------------------------------
(printed name)

/s/ LAURA LAMBERT
- ---------------------------------
(signed name)

LAURA LAMBERT
- ---------------------------------
(printed name)


                                         BORROWER:

Signed and Acknowledged                  CINCINNATI MICROWAVE, INC.
 in the presence of:

/s/ WALTER P. MASAVAGE                   By: /s/ JOHN W. NOLAND
- ---------------------------------           ---------------------------------
(signed name)                            Its:  Executive Vice President and
                                               Chief Operating Officer
WALTER P. MASAVAGE
- ---------------------------------
(printed name)

/s/ ELAINE M. BACON
- ---------------------------------
(signed name)

ELAINE M. BACON
- ---------------------------------
(printed name)


STATE OF OHIO,
COUNTY OF WARREN SS.

        On this 29 day of December, 1994, before me, a Notary Public in and for said County and State, personally appeared Steven M. Kuhn, who acknowledged himself to be Vice President of The Huntington National Bank, the national banking association which executed the foregoing instrument, and who acknowledged that he, as such officer of said association, being duly authorized by the Board of Directors of said association, did execute the foregoing instrument for and on behalf of said association and that such signing is the free act and deed of said association for the uses and purposes therein mentioned.

        IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

[NOTARY SEAL]
                                         /s/ ROBIN EPPINGHOFF
GENE FUGATE                              ------------------------------------
Notary Public, State of Ohio             Notary Public
My Commission Expires 3-7-98
                                         ROBIN EPPINGHOFF
                                         Notary Public, State of Ohio
                                         My Commission Expires May 12, 1997

STATE OF OHIO,
COUNTY OF WARREN, SS.

        On this 29 day of December, 1994 before me, a Notary Public in and for said County and State, personally appeared John W. Nolard, known to me to be the person who as Executive Vice President and CEO of Cincinnati Microwave, Inc., the corporation which executed the foregoing instrument, signed the same, and acknowledged to me that he did so sign said instrument in the name and upon behalf of said corporation as such officer, and by authority of the resolution of its Board of Directors; and that the same is his free act and deed as such officer, and the free and corporate act and deed of said corporation.

                                        /s/ ROBIN EPPINGHOFF
                                        ------------------------------
                                        Notary Public
                                        ROBIN EPPINGHOFF
                                        Notary Public, State of Ohio
                                        My Commission Expires May 12, 1997

This Instrument Prepared By:

Timothy E. Grady, Attorney-at-Law
PORTER, WRIGHT, MORRIS & ARTHUR
41 South High Street
Columbus, Ohio 43215

                      FIRST NOTE MODIFICATION AGREEMENT

                               (REVOLVING NOTE)


        The First Note Modification Agreement (this "Agreement") is entered into as of the 28th day of December, 1994, by and between The Huntington National Bank (hereinafter the "Bank") and Cincinnati Microwave, Inc. (hereinafter the "Company").

                                 WITNESSETH:

        A. As of May 27, 1994, the Bank and the Company entered into and executed a certain Loan and Security Agreement (hereinafter the "Loan Agreement"); and

        B. As of May 27, 1994, the Company executed and delivered to the Bank, inter alia, a certain revolving promissory note in the original principal amount of Six Million Dollars ($6,000,000.00) (hereinafter the "Note"); and

        C. To secure the repayment of the Note, the Company granted to the Bank (a) a security interest in the collateral described in the Loan Agreement, and (b) a mortgage upon certain real property owned by the Company and located in Warren County, Ohio (hereinafter collectively the "Real and Personal Property"); and

        D. The Bank's security interests and mortgage in the Real and Personal Property were perfected properly by the filing of financing statements and the recording of a mortgage with various recording authorities; and

        E. In connection with the Loan Agreement and the Note, the Company executed and delivered to the Bank certain other loan documents, a promissory note, lockbox agreements, consents, assignments, security agreements, agreements, instruments and financing statements in connection with the indebtedness referred to in the Loan Agreement (all of the foregoing, together with the Note and the Loan Agreement, are hereinafter collectively referred to as the "Loan Documents"); and

        F. The Company remains the owner of the Real and Personal Property and the Bank holds the Loan Documents; and

        G. The Company and the Bank desire and are willing to increase the principal sum of the Note.

        NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Company and the Bank, for themselves and their successors and assigns do hereby agree, recite, represent and warrant as follows:

        1. The first paragraph on page 1 of the Note is hereby amended to recite in its entirety that:

        FOR VALUE RECEIVED, the undersigned promises to pay to the order of The Huntington National Bank (hereinafter called the "Bank," which term shall include any holder hereof) at such place as the Bank may designate or, in the absence of such designation, at any of the Bank's offices, the sum of Seven Million Dollars ($7,000,000.00) or so much thereof as shall have been advanced by the Bank at any time and not thereafter repaid (hereinafter referred to as "Principal Sum") together with interest as hereinafter provided and payable at the time and in the manner hereinafter provided. The proceeds of the loan evidenced hereby may be advanced, repaid and readvanced in partial amounts during the term of this revolving note (this "Note") and prior to maturity. Each such advance shall be made to the undersigned upon receipt by the Bank of the undersigned's application therefor and disbursement instructions, which shall be in such form as the Bank shall from time to time prescribe. The Bank shall be entitled to rely on any oral or telephonic communication requesting an advance and/or providing disbursement instructions hereunder, which shall be received by it in good faith from anyone reasonably believed by the Bank to be the undersigned's authorized agent. The undersigned agrees that all advances made by the Bank will be evidenced by entries made by the Bank into its electronic data processing system and/or internal memoranda maintained by the Bank. The undersigned further agrees that the sum or sums shown on the most recent printout from the Bank's electronic data processing system and/or on such memoranda shall be rebuttably presumptive evidence of the amount of the Principal Sum and of the amount of any accrued interest.

        2. The Company hereby covenants and agrees that the Bank's agreement in this Agreement to modify the Note shall not be construed and shall not be the Bank's agreement to further modify the Note.

        3. Nothing contained in this Amendment shall be construed to in any manner affect, modify, cure, or effect a waiver of the occurrence and/or continuance of any "Event of Default" by the Company under the terms of the Loan Agreement or the Loan Documents or other documents executed in connection therewith.

        4. Except as modified herein, the Note, the Loan Agreement, the Loan Documents and all other agreements as to payment, guarantee of payment or security executed in connection therewith shall remain as written originally and in full force and effect in all respects, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Bank may have thereunder.

        5. The Company agrees to perform and observe all of the covenants, agreements, stipulations, and conditions to be performed under the Note, the Loan Agreement, Loan Documents and all other related agreements, as amended hereby. Except as modified by this Agreement, all the terms, conditions and covenants of the Note, the Loan Agreement, the Loan Documents and any other related agreements shall remain as originally written.

        6. The Company agrees to execute such continuation statements, financing statements, or other documents, if any, as may be necessary or desirable to continue in full force and effect the security interest granted to the Bank.

        7. THIS AGREEMENT shall become effective only upon its execution by all parties hereto.

        IN WITNESS WHEREOF, the Company and the Bank have hereunto set their hands at Cincinnati, Ohio on the date first set forth above.

                                       COMPANY:

                                       CINCINNATI MICROWAVE, INC.

                                       By: /s/ JOHN W. NOLAND
                                           -------------------------------------
                                       Its:  Executive Vice President and
                                             Chief Operating Officer

                                       BANK:

                                       THE HUNTINGTON NATIONAL BANK

                                       By: /s/ STEVEN M. KUHN
                                           -------------------------------------
                                       Its:  Vice President

                      SECOND NOTE MODIFICATION AGREEMENT

                               (REVOLVING NOTE)


        This Second Note Modification Agreement (this "Agreement") is entered into as of the 28th day of December, 1994, by and between The Huntington National Bank (hereinafter the "Bank") and Cincinnati Microwave, Inc. (hereinafter the "Company").

                                 WITNESSETH:

        A. As of May 27, 1994, the Bank and the Company entered into and executed a certain Loan and Security Agreement, which was amended by a certain First Amendment to Loan and Security Agreement dated December 28, 1994 (hereinafter collectively the "Loan Agreement"); and

        B. As of May 27, 1994, the Company executed and delivered to the Bank, inter alia, a certain revolving promissory note in the original principal amount of Six Million Dollars ($6,000,000.00), which was modified by a certain First Note Modification Agreement (Revolving Note) dated December 28, 1994 (hereinafter collectively the "Note"); and

        C. To secure the repayment of the Note, the Company granted to the Bank (a) a security interest in the collateral described in the Loan Agreement, and (b) a mortgage upon certain real property owned by the Company and located in Warren County, Ohio (hereinafter collectively the "Real and Personal Property"); and

        D. The Bank's security interests and mortgage in the Real and Personal Property were perfected properly by the filing of financing statements and the recording of a mortgage with various recording authorities; and

        E. In connection with the Loan Agreement and the Note, the Company executed and delivered to the Bank certain other loan documents, a promissory note, lockbox agreements, consents, assignments, security agreements, agreements, instruments and financing statements in connection with the indebtedness referred to in the Loan Agreement (all of the foregoing, together with the Note and the Loan Agreement, are hereinafter collectively referred to as the "Loan Documents"); and

        F. The Company remains the owner of the Real and Personal Property and the Bank holds the Loan Documents; and

        G. The Company and the Bank desire and are willing to modify certain terms of the Note.

        NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Company and the Bank, for themselves and their successors and assigns do hereby agree, recite, represent and warrant as follows:

        1. The first two paragraphs of the section of the Note designated "Interest" are hereby amended to recite in their entirely that:

        Interest will accrue on the unpaid balance of the Principal Sum until paid at a variable rate of interest per annum, which shall change in the manner set forth below, equal to one and one-quarter percentage points in excess of the Prime Commercial Rate.

        Upon the occurrence of an "Event of Default" pursuant to the Loan and Security Agreement, interest will accrue on the unpaid balance of the Principal Sum and unpaid interest, if any, at a variable rate of interest per annum, which shall change in the manner set forth below, equal to four and one-quarter percentage points in excess of the Prime Commercial Rate.

The remainder of the section designated "Interest" shall remain as originally written.

        2. The Company hereby covenants and agrees that the Bank's agreement in this Agreement to modify the Note shall not be construed and shall not be the Bank's agreement to further modify the Note.

        3. Nothing contained is this Amendment shall be construed to in any manner affect, modify, cure, or effect a waiver of the occurrence and/or continuance of any "Event of Default" by the Company under the terms of the Loan Agreement or the Loan Documents or other documents executed in connection therewith.

        4. Except as modified herein, the Note, the Loan Agreement, the Loan Documents and all other agreements as to payment, guarantee of payment or security executed in connection therewith shall remain as written originally and in full force and effect in all respects, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Bank may have thereunder.

        5. The Company agrees to perform and observe all of the covenants, agreements, stipulations, and conditions to be performed under the Note, the Loan Agreement, Loan Documents, and all other related agreements, as amended hereby. Except as modified by this

Agreement, all the terms, conditions and convenants of the Note, the Loan Agreement, the Loan Documents and any other related agreements shall remain as originally written.

        6. The Company agrees to execute such continuation statements, financing statements, or other documents, if any, as may be necessary or desirable to continue in full force and effect the security interest granted to the Bank.

        7. THIS AGREEMENT shall become effective only upon its execution by all parties hereto.

        IN WITNESS WHEREOF, the Company and the Bank have hereunto set their hands at Cincinnati, Ohio on the date first set forth above.

                                       COMPANY:

                                       CINCINNATI MICROWAVE, INC.



                                       By: /s/ JOHN W. NOLAND
                                          ------------------------------
                                       Its: Executive Vice President and
                                            Chief Operating Officer


                                       BANK:

                                       THE HUNTINGTON NATIONAL BANK



                                       By:  /s/ STEVEN M. KUHN
                                           -----------------------------
                                       Its: Vice President

                      FIRST NOTE MODIFICATION AGREEMENT
                                 (TERM NOTE)

        This First Note Modification Agreement (this "Agreement") is entered into as of the 28th day of December, 1994, by and between The Huntington National Bank (hereinafter the "Bank") and Cincinnati Microwave, Inc. (hereinafter the "Company").

                                 WITNESSETH:

        A. As of May 27, 1994, the Bank and the Company entered into and executed a certain Loan and Security Agreement (hereinafter the "Loan Agreement"); and

        B. As of May 27, 1994, the Company executed and delivered to the Bank, inter alia, a certain commercial loan promissory note in the original principal amount of Four Million Dollars ($4,000,000.00) (hereinafter the "Note"); and

        C. To secure the repayment of the Note, the Company granted to the Bank (a) a security interest in the collateral described in the Loan Agreement, and (b) a mortgage upon certain real property owned by the Company and located in Warren County, Ohio (hereinafter collectively the "Real and Personal Property"); and

        D. The Bank's security interests and mortgage in the Real and Personal Property were perfected properly by the filing of financing statements and the recording of a mortgage with various recording authorities; and

        E. In connection with the Loan Agreement and the Note, the Company executed and delivered to the Bank certain other loan documents, a promissory note, lockbox agreements, consents, assignments, security agreements, agreements, instruments and financing statements in connection with the indebtedness referred to in the Loan Agreement (all of the foregoing, together with the Note and the Loan Agreement, are hereinafter collectively referred to as the "Loan Documents"); and

        F. The Company remains the owner of the Real and Personal Property and the Bank holds the Loan Documents; and

        G. The Company and the Bank desire and are willing to decrease the principal sum of the Note.

        NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Company and the Bank, for themselves and their successors and assigns do hereby agree, recite, represent and warrant as follows:


        1. The first paragraph on page 1 of the Note is hereby amended to recite in its entirety that:

        FOR VALUE RECEIVED, the undersigned promises to pay to the order of The Huntington National Bank (hereinafter called the "Bank," which term shall include any holder hereof), at such place as the Bank may designate or, in the absence of such designation, at any of the Bank's offices, the sum of up to Three Million Dollars ($3,000,000.00) or so much thereof as shall have been advanced by the Bank at any time and not thereinafter repaid (hereinafter called the "Principal Sum"), together with interest as hereinafter provided. Subject to the terms and conditions hereof and of the Loan and Security Agreement (as hereafter defined), the proceeds of the loan evidenced hereby may be advanced in partial amounts during the term of this note (this "Note") prior to December 31, 1994. Each such advance shall be made to the undersigned upon receipt by the Bank of the undersigned's application therefor and disbursement instructions, which shall be in such form as the Bank shall from time to time prescribe.
        The Bank shall be entitled to rely on any written communication requesting an advance and/or providing disbursement instructions hereunder, which shall be received by it in good faith from anyone reasonably believed by the Bank to be the undersigned's authorized agent. The undersigned agrees that all advances made by the Bank will be evidenced by entries made by the Bank into its electronic data processing system and/or internal memoranda maintained by the Bank. The undersigned further agrees that the sum or sums shown on the most recent printout from the Bank's electronic data processing system, the grid attached hereto, or on such memoranda shall be rebuttably presumptive evidence of the amount of the Principal Sum and of the amount of any accrued interest. The undersigned promises to pay the Principal Sum and the interest thereon at the time and in the manner hereinafter provided in this Note.

        2. The Company hereby covenants and agrees that the Bank's agreement in this Agreement to modify the Note shall not be construed and shall not be the Bank's agreement to further modify the Note.

        3. Nothing contained in this Amendment shall be construed to in any manner affect, modify, cure, or effect a waiver of the occurrence and/or continuance of any "Event of

Default" by the Company under the terms of the Loan Agreement or the Loan Documents or other documents executed in connection therewith.

        4. Except as modified herein, the Note, the Loan Agreement, the Loan Documents and all other agreements as to payment, guarantee of payment or security executed in connection therewith shall remain as written originally and in full force and effect in all respects, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Bank may have thereunder.

        5. The Company agrees to perform and observe all of the covenants, agreements, stipulations, and conditions to be performed under the Note, the Loan Agreement, Loan Documents, and all other related agreements, as amended hereby. Except as modified by this Agreement, all the terms, conditions and covenants of the Note, the Loan Agreement, the Loan Documents and any other related agreements shall remain as originally written.

        6. The Company agrees to execute such continuation statements, financing statements, or other documents, if any, as may be necessary or desirable to continue in full force and effect the security interest granted to the Bank.

        7. THIS AGREEMENT shall become effective only upon its execution by all parties hereto.

        IN WITNESS WHEREOF, the Company and the Bank have hereunto set their hands at Cincinnati, Ohio on the date first set forth above.

                                        COMPANY:

                                        CINCINNATI MICROWAVE, INC.


                                        By:  /s/ JOHN W. NOLAND
                                             ----------------------------------
                                        Its: Executive Vice President and
                                             Chief Operating Officer


                                        BANK:

                                        THE HUNTINGTON NATIONAL BANK


                                        By:  /s/ STEVEN M. KUHN
                                             ----------------------------------
                                        Its: Vice President

                      SECOND NOTE MODIFICATION AGREEMENT

                                 (TERM NOTE)


        This Second Note Modification Agreement (this "Agreement") is entered into as of the 28th day of December, 1994, by and between The Huntington National Bank (hereinafter the "Bank") and Cincinnati Microwave, Inc. (hereinafter the "Company").

                                 WITNESSETH:

        A. As of May 27, 1994, the Bank and the Company entered into and executed a certain Loan and Security Agreement, which was amended by a certain First Amendment to Loan and Security Agreement dated December 28, 1994 (hereinafter collectively the "Loan Agreement"); and

        B. As of May 27, 1994, the Company executed and delivered to the Bank, inter alia, a certain commercial loan promissory note in the original principal amount of Four Million Dollars ($4,000,000.00), which was modified by a certain First Note Modification Agreement (Term Note) dated December 28, 1994 (hereinafter collectively the "Note"); and

        C. To secure the repayment of the Note, the Company granted to the Bank (a) a security interest in the collateral described in the Loan Agreement, and (b) a mortgage upon certain real property owned by the Company and located in Warren County, Ohio (hereinafter collectively the "Real and Personal Property"); and

        D. The Bank's security interests and mortgage in the Real and Personal Property were perfected properly by the filing of financing statements and the recording of a mortgage with various recording authorities; and

        E. In connection with the Loan Agreement and the Note, the Company executed and delivered to the Bank certain other loan documents, a promissory note, lockbox agreements, consents, assignments, security agreements, agreements, instruments and financing statements in connection with the indebtedness referred to in the Loan Agreement (all of the foregoing, together with the Note and the Loan Agreement, are hereinafter collectively referred to as the "Loan Documents"); and

        F. The Company remains the owner of the Real and Personal Property and the Bank holds the Loan Documents; and

        G. The Company and the Bank desire and are willing to modify certain terms of the Note.

        NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Company and the Bank, for themselves and their successors and assigns do hereby agree, recite, represent and warrant as follows:

        1. The first two paragraphs of the section of the Note designated "Interest" are hereby amended to recite in their entirety that:

        Interest will accrue on the unpaid balance of the Principal Sum until paid at a variable rate of interest per annum, which shall change in the manner set forth below, equal to one and one-half percentage points in excess of the Prime Commercial Rate.

        Upon the occurrence of an "Event of Default" pursuant to the Loan and Security Agreement, interest will accrue on the unpaid balance of the Principal Sum and unpaid interest, if any, at a variable rate of interest per annum, which shall change in the manner set forth below, equal to four and one-half percentage points in excess of the Prime Commercial Rate.

The remainder of the section designated "Interest" shall remain as originally written.

        2. The section titled "Manner of Payment" of the Note is hereby amended to recite in its entirety that:

        The Principal Sum shall be due and payable in eighteen consecutive installments, beginning on January 31, 1995, and continuing on the last day of each month thereafter, and at maturity whether by demand, acceleration or otherwise. Each installment of Principal Sum shall be in the amount of $50,000.00 except the final installment shall be for the unpaid balance. Accrued interest shall be payable on the same dates as installments of the Principal Sum.

        3. The Company hereby covenants and agrees that the Bank's agreement in this Agreement to modify the Note shall not be construed and shall not be the Bank's agreement to further modify the Note.

        4. Nothing contained is this Amendment shall be construed to in any manner affect, modify, cure, or effect a waiver of the occurrence and/or continuance of any "Event of Default" by the Company under the terms of the Loan Agreement or the Loan Documents or other documents executed in connection therewith.

        5. Except as modified herein, the Note, the Loan Agreement, the Loan Documents and all other agreements as to payment, guarantee of payment or security executed in connection therewith shall remain as written originally and in full force and effect in all respects, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Bank may have thereunder.

        6. The Company agrees to perform and observe all of the covenants, agreements, stipulations, and conditions to be performed under the Note, the Loan Agreement, Loan Documents, and all other related agreements, as amended hereby. Except as modified by this Agreement, all the terms, conditions and convenants of the Note, the Loan Agreement, the Loan Documents and any other related agreements shall remain as originally written.

        7. The Company agrees to execute such continuation statements, financing statements, or other documents, if any, as may be necessary or desirable to continue in full force and effect the security interest granted to the Bank.

        8. THIS AGREEMENT shall become effective only upon its execution by all parties hereto.

        IN WITNESS WHEREOF, the Company and the Bank have hereunto set their hands at Cincinnati, Ohio on the date first set forth above.

                                       COMPANY:

                                       CINCINNATI MICROWAVE, INC.

                                       By:  /s/ JOHN W. NOLAND
                                           -----------------------------------
                                       Its: Executive Vice President and
                                            Chief Operating Officer

                                       BANK:

                                       THE HUNTINGTON NATIONAL BANK

                                       By:  /s/ STEVEN M. KUHN
                                           -----------------------------------
                                       Its: Vice President

                THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
                ----------------------------------------------
    THIS THIRD AMENDMENT (this "Amendment") to the Loan and Security Agreement is entered into as of the first day of August 1995, by and between Cincinnati Microwave, Inc. (hereinafter the "Company") and The Huntington National Bank (hereinafter the "Bank").

                                  RECITALS:

    A. As of May 27, 1994, the Company and the Bank executed a certain Loan and Security Agreement, which was amended by a certain First Amendment to Loan and Security Agreement dated as of December 28, 1994, and a certain Second Amendment to Loan and Security Agreement dated as of March 17, 1995, (hereinafter collectively the "Loan Agreement"), setting forth the terms of certain loans to the Company; and

    B. As of May 27, 1994, the Company executed and delivered to the Bank, INTER ALIA, a revolving promissory note in the original principal sum of Six Million Dollars ($6,000,000.00), which was amended by a certain First Note Modification Agreement (Revolving Note) and by a certain Second Note Modification Agreement (Revolving Note), both dated as of December 28, 1994 (hereinafter collectively the "Revolving Note"); and

    C. As of May 27, 1994, the Company executed and delivered to the Bank, INTER ALIA, a commercial loan promissory note in the original principal sum of Four Million Dollars ($4,000,000.00), which was amended by a certain First Note Modification Agreement (Term Note) and by a certain Second Note Modification Agreement (Term Note), both dated as of December 28, 1994 (hereinafter collectively the "Term Note"); and

    D. In connection with the Loan Agreement, the Revolving Note and the Term Note, the Company executed and delivered to the Bank certain other loan documents, an open-end mortgage, assignment of rents and security agreement, lockbox agreements, consents, assignments, security agreements, agreements, instruments and financing statements in connection with the indebtedness referred to in the Loan Agreement (all of the foregoing, together with the Revolving Note, the Term Note and the Loan Agreement, are hereinafter collectively referred to as the "Loan Documents"); and

    E. The Company and the Bank desire to amend and modify certain terms in the Loan Agreement.

    NOW, THEREFORE, in consideration of the mutual convenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Company and the Bank, for themselves and their successors and assigns do hereby agree, recite, represent and warrant as follows:

    1. Section 1.1, "THE LOAN." of the Loan Agreement is hereby amended to recite in its entirety that:

         1.1   THE LOAN.   The Bank, subject to the terms and conditions
         hereof, will make loans and advances to the Company up to the aggregate principal sum of $14,000,000.00 (the "Loan"). The Loan shall be comprised of (a) loans and advances on a revolving basis up to the principal sum of $7,000,000.00, subject to the terms and conditions hereof (the "Revolving Loan"), (b) loans and advances on a revolving basis up to the principal sum of $4,000,000.00 from August 1, 1995, through and including September 30, 1995, subject to the terms and conditions hereof (the "Supplemental Revolving Loan"), (c) a term loan providing for advances up to the principal sum of $3,000,000.00, subject to the terms and conditions hereof (the "Term Loan"), and (d) a standby letter of credit facility for the issuance of standby letters of credit with an aggregate maximum stated value not to exceed $1,000,000.00 (the "Letters of Credit"). Notwithstanding the individual limits of the Revolving Loan, the Supplemental Revolving Loan and the Letters of Credit set forth in the immediately preceding sentence, the outstanding principal balance of the Revolving Loan, plus the principal balance of the Supplemental Revolving Loan, plus the aggregate stated value of the outstanding Letters of Credit shall not exceed $11,000,000.00.

    2. Section 1.2. "LENDING FORMULA," of the Loan Agreement is hereby amended to recite in its entirety that:

         1.2 LENDING FORMULA. The principal balance of the Revolving Loan, plus the principal balance of the Supplemental Revolving Loan, plus the aggregate stated value of the outstanding Letters of Credit shall not exceed an amount equal to the sum of (a) the lesser of (i) $5,000,000.00 beginning August 1, 1995, through and including September 30, 1995, and $3,000,000.00 thereafter or (ii) 40% of Eligible Inventory, (except for and excluding Eligible Finished Goods Inventory beginning August 1, 1995, through and including September 30, 1995), plus (b) 60% of Eligible Finished Goods Inventory beginning July 28, 1995, through and including September 30, 1995, plus (c) 80% of Eligible Accounts (collectively the "Borrowing Base"); provided, however, that the Bank will permit loans and advance in excess of the Borrowing Base of up to $1,000,000.00, beginning July 28, 1995, through and including September 15, 1995 (the "Temporary Overadvance"); provided, however, that the Temporary Overadvance shall be reduced $50,000 per week beginning on August 4, 1995, and continuing with a $50,000 reduction on each Friday thereafter until September 15, 1995, with the final reduction being for the remainder of the

         Temporary Overadvance. The Bank, in its sole discretion, reserves the right upon notice to the Company to increase or decrease the foregoing percentages or the maximum dollar amount attributable to Eligible Inventory; provided, however, that the Bank shall not increase or decrease the foregoing percentages by more than ten percentage points or increase or decrease the maximum dollar amount attributable to Eligible Inventory by more than ten percent in the aggregate, unless an Event of Default or Pending Default shall have occurred and be continuing or unless the Bank shall have determined in good faith that a material change in the Company's business, prospects, properties or condition (financial or otherwise) has occurred. With respect to the Temporary Overadvance, the Company agrees to pay to the Bank a fee of $50,000.00, which shall be fully earned as of July 28, 1995, but which shall be payable in installments of $25,000.00 each due August 31, 1995, and September 30, 1995, respectively.

     3. A new section 2.3, entitled "ELIGIBLE FINISHED GOODS INVENTORY," is hereby added to the Loan Agreement and shall recite in its entirety that:

         2.3 ELIGIBLE FINISHED GOODS INVENTORY. The term "Eligible Finished Goods Inventory" means that part of Eligible Inventory which consists of finished goods, beginning July 28, 1995, through and including September 30, 1995, only.

     4. Section 6.7 "MINIMUM SECURITY" of the Loan Agreement is hereby amended to recite in its entirety that:

         6.7 MINIMUM SECURITY. The Company shall maintain, as minimum security for (x) the Revolving Loan, the Supplemental Revolving Loan and the Letters of Credit, Eligible Inventory, Eligible Finished Goods Inventory and Eligible Accounts having an aggregate value such that the Borrowing Base will equal or exceed the aggregate unpaid principal balances of the Revolving Loan and the Supplemental Revolving Loan, plus the aggregate stated value of the outstanding Letters of Credit, and if the Company fails to do so, the Company shall immediately pay to the Bank the difference between (a) the sum of (i) the aggregate unpaid principal balances of the Revolving Loan and the Supplemental Revolving Loan, plus (ii) the aggregate stated value of the outstanding Letters of Credit, and (b) the Borrowing Base; and (y) the Term Loan, Equipment in which the Bank has a first and exclusive perfected security interest and Real Property upon which the Bank has a first and exclusive perfected mortgage, such that the 80% of the orderly liquidation value (or other similar method of computing value as reflected in appraisals or other methods satisfactory to the Bank) of the Equipment, plus 70% of the fair market value of the Real Property (as reflected in appraisals or other evaluations acceptable to the Bank in its sole and absolute discretion) (collectively, the "Term Loan Collateral Value"), equals or exceeds the principal balance of the Term Loan, and if the Company fails to do so, then the Company shall immediately pay to the Bank the difference between the principal of the Term Loan and the Term Loan Collateral Value.

    5. Concurrently with the execution of this Amendment, the Company shall execute and deliver to the Bank a promissory note dated the same date as this Amendment with the blanks appropriately filled in, and such note shall be in the form of EXHIBIT A-1 attached to this Amendment to evidence the Supplemental Revolving Loan described in the Loan Agreement.

    6. Concurrently with the execution of this Amendment, the Company shall pay to the Bank a fee in respect of the Supplemental Revolving Loan in the amount of $25,000.00.

    7. Effective upon the execution of this Amendment, the Company represents and warrants that no "Event of Default," as defined in the Loan Agreement, has occurred and is continuing, nor will any occur immediately after the execution and delivery of this Amendment by the performance or observance of any provision hereof.

    8. Each reference to the Loan Agreement, whether by use of the phrase "Loan and Security Agreement," "Loan Agreement," "Agreement," the prefix "herein" or any other term, and whether contained in the Loan Agreement itself, in this Amendment or any document executed concurrently herewith or in any loan documents executed hereafter, shall be construed as a reference to the Loan Agreement as amended by this Amendment.

    9. The Company hereby reaffirms each and every warranty and representation made in the Loan Documents as if the same were made as of the date this Amendment becomes effective, except to the extent that such warranties and representations expressly relate to an earlier date.

   10. Except as modified herein, the Loan Agreement, Loan Documents and all other agreements as to payment, guarantee of payment or security executed in connection therewith shall remain as written originally and in full force and effect in all respects, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Bank may have thereunder. Any modification or waiver of any of the agreements, covenants, or terms of the Loan Agreement or the Loan Documents shall not be construed as the Bank's agreement or intention to agree to any further modifications or waivers.

   11. The Company agrees to perform and observe all of the covenants, agreements, stipulations, and conditions to be performed under the Loan Agreement, Loan Documents, and all other related agreements, as amended hereby.

    12. The Company hereby represents and warrants to the Bank that (a) the Company has legal power and authority to execute and deliver the within Amendment; (b) the officer executing the within Amendment on behalf of the Company has been duly authorized to execute and deliver the same and bind the Company with respect to the provisions provided for herein; (c) the execution and delivery hereof by the Company and the performance and observance by the Company of the provisions hereof do not violate or conflict with the articles of incorporation, regulations or by-laws of the Company or any law applicable to the Company or result in the breach of any provision of or constitute a default under any agreement, instrument or document binding upon or enforceable against the Company; and (d) this Amendment constitutes a valid and legally binding obligation upon the Company in every respect.

    13. THIS AMENDMENT shall become effective only upon its execution by all parties hereto.

    14. The capitalized terms herein shall have the same meanings as the capitalized terms in the Loan Agreement as amended hereby.

    IN WITNESS WHEREOF, the Company and the Bank have hereunto set their hands at Cincinnati, Ohio on the date first set forth above.


                                   COMPANY;

                                   CINCINNATI MICROWAVE, INC.


                                   By: /s/ Walter P. Masavage
                                      --------------------------

                                   Its: Treasurer 8/1/95
                                       -------------------------


                                   BANK:

                                   THE HUNTINGTON NATIONAL BANK



                                   By:
                                      --------------------------


                                   Its:
                                       -------------------------

                         THE HUNTINGTON NATIONAL BANK
                                REVOLVING NOTE



==============================================================================

City Office __________________ Division _________ Branch ________ [XX] Secured

Account No. __________________ Note No. _______________________ [  ] Unsecured

Account Name  CINCINNATI MICROWAVE, INC.

[XX] Corporation       [  ] Partnership        [  ] Individual/Proprietorship

[  ] Other ___________________________________________________________________

==============================================================================


$4,000,000.00                     Cincinnati, Ohio              August 1, 1995


    FOR VALUE RECEIVED, the undersigned promises to pay to the order of The Huntington National Bank (hereinafter called the "Bank," which term shall include any holder hereof) at such place as the Bank may designate or, in the absence of such designation, at any of the Bank's offices, the sum of Four Million Dollars ($4,000,000.00) or so much thereof as shall have been advanced by the Bank at any time and not thereafter repaid (hereinafter referred to as "Principal Sum") together with interest as hereinafter provided and payable at the time and in the manner hereinafter provided. The proceeds of the loan evidenced hereby may be advanced, repaid and readvanced in partial amounts during the term of this revolving note (this "Note") and prior to maturity. Each such advance shall be made to the undersigned upon receipt by the Bank of the undersigned's application therefor and disbursement instructions, which shall be in such form as the Bank shall from time to time prescribe. The Bank shall be entitled to rely on any oral or telephonic communication requesting an advance and/or providing disbursement instructions hereunder, which shall be received by it in good faith from anyone reasonably believed by the Bank to be the undersigned's authorized agent. The undersigned agrees that all advances made by the Bank will be evidenced by entries made by the Bank into its electronic data processing system and/or internal memoranda maintained by the Bank. The undersigned further agrees that the sum or sums shown on the most recent printout from the Bank's electronic data processing system and/or on such memoranda shall be rebuttably presumptive evidence of the amount of the Prinicpal Sum and of the amount of any accrued interest.

    This Note is executed and the advances contemplated hereunder are to be made pursuant to a Loan and Security Agreement by and between the undersigned and the Bank dated May 27, 1994, and all amendments, modifications, and supplements thereto from time to time including without limitation, a certain First Amendment to Loan and Security Agreement dated December 28, 1994, a Second Amendment to Loan and Security Agreement dated March 17, 1995, and a Third Amendment to Loan and Security Agreement dated of even date herewith (hereinafter called the "Loan and Security Agreement"), and all the covenants, representations, agreements, terms, and conditions contained therein, including but not limited to additional conditions of default, are incorporated herein as if fully rewritten.

INTEREST

    Interest will accrue on the unpaid balance of the Principal Sum until paid at a variable rate of interest per annum, which shall change in the manner set forth below, equal to one and one-quarter percentage points in excess of the Prime Commercial Rate.

        Upon the occurrence of an "Event of Default" pursuant to the Loan and Security Agreement, interest will accrue on the unpaid balance of the Principal Sum and unpaid interest, if any, at a variable rate of interest per annum, which shall change in the manner set forth below, equal to four and one quarter percentage points in excess of the Prime Commercial Rate.

        All interst shall be calculated on the basis of a 360 day year for the actual number of days the Principal Sum or any part thereof remains unpaid.

        As used herein, "Prime Commercial Rate" shall mean the rate established by the Bank from time to time based on its consideration of econommic, money market, business and competitive factors. The Prime Commercial Rate is not necessarily the Bank's most favored rate. Subject to any maximum or minimum interest rate limitation specified herein or by applicable law, any variable rate of interest on the obligations evidenced hereby shall change automatically without notice to the undersigned immediately with each change in the Prime Commerical Rate.

MANNER OF PAYMENT
- -----------------
        The Principal Sum shall be due and payable on September 30, 1995, and at maturity, whether by demand, accelertion or otherwise. Accrued interest shall be due and payable monthly beginning on September 1, 1995, and continuing on the first day of each month thereafter, and at maturity, whether by accelertion or otherwise.

LATE CHARGE
- -----------
        Any installment or other payment not made within 10 days of the date such payment or installment is due shall be subejct to a late charge equal to 5% of the amount of the installment or payment.

SECURITY
- --------
        This Note is secured by the security interests, assignments, and mortgages granted and/or referenced in the Loan and Security Agreement.

DEFAULT
- -------
        Upon the occurrence of any of the following events:

                (a) the undersigned fails to make any payment of interest or of the Principal Sum on or before the date such payment is due;

                (b) an "Event of Default" under the Loan and Security Agreement shall have occurred;

then the Bank may, at its option, without notice or demand, accelerate the maturity of the obligations evidenced hereby, which obligations shall become immediately due and payable. In the event the Bank shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersigned agrees to pay all costs and expenses of such action, including reasonable attorneys' fees, to the extent permitted by law.

GENERAL PROVISIONS
- ------------------
        The undersigned, and any indorser, surety, or guarantor, hereby severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto, and consent that, without discharging any of them, the time of payment may be extended an unlimited number of times before or after maturity without notice. The Bank shall not be required to pursue any party hereto, including any guarantor, or to exercise any rights against any collateral herefor before exercising any other such rights.

        The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof. Any security interest or mortgage which secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal, or extension.

        The captions used herein are for references only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be effected. This Note shall be governed by and construed in accordance with the law of the State of Ohio.

WAIVER OF RIGHT TO TRIAL BY JURY
- --------------------------------
        THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE UNDERSIGNED OR THE BANK WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE UNDERSIGNED HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE UNDERSIGNED OR THE BANK MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE UNDERSIGNED TO THE WAIVER OF THE RIGHT OF THE UNDERSIGNED TO TRIAL BY JURY.

WARRANT OF ATTORNEY
- -------------------
        The undersigned authorizes any attorney at law to appear in any Court of Record in the State of Ohio or in any state or territory of the United States after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against the undersigned in favor of the Bank for the amount then appearing due together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution.

WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                             CINCINNATI MICROWAVE, INC.

                             By: Walter P. Masavage              8/1/95
                                ---------------------------------



                             Its: Treasurer
                                 --------------------------------



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